SCHEDULE 14A
                                           (RULE 14A-101)
                              INFORMATION REQUIRED IN PROXY STATEMENT
                                      SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(A) of the Securities
                                        Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

    PILGRIM ADVISORY FUNDS, INC.                PILGRIM INVESTMENT FUNDS, INC.
PILGRIM FINANCIAL SERVICES FUND, INC.              PILGRIM MAYFLOWER TRUST
        PILGRIM EQUITY TRUST                         PILGRIM MUTUAL FUNDS
         PILGRIM FUNDS TRUST                  PILGRIM PRECIOUS METALS FUND, INC.
   PILGRIM GNMA INCOME FUND, INC.                 PILGRIM RUSSIA FUND, INC.
PILGRIM GROWTH AND INCOME FUND, INC.              PILGRIM SENIOR INCOME FUND
  PILGRIM GROWTH OPPORTUNITIES FUND          PILGRIM SMALLCAP OPPORTUNITIES FUND
  PILGRIM INTERNATIONAL FUND, INC.               LEXINGTON MONEY MARKET TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                  PILGRIM FUNDS

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                 January 7, 2002

Dear Valued Shareholder:

     On behalf of the Boards of Directors/Trustees ("Board") of the Pilgrim Funds, we are pleased to invite you to a special meeting of shareholders ("Special Meeting"), to be held at 8:00 a.m. Local time, on February 21, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     ING Pilgrim Investments, LLC ("ING Pilgrim"), the investment adviser to your Fund(s) is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"). ING, which is headquartered in Amsterdam, is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to integrate the boards of directors/trustees of various mutual fund groups managed by some of its U.S. subsidiaries. In this regard, on December 17, 2001, ING proposed and the Board approved the various measures necessary to combine the Board with the boards of various other ING fund groups to form one common unified board ("Unified Board"). The Board also approved changing the name of the Pilgrim Funds. Effective March 1, 2002, the integrated ING fund groups will be called the "ING Funds."

     The formation of the Unified Board will require your vote. Specifically, to create the Unified Board you will be asked to approve a group of nominees, which include all of the members of the current Board. If elected by shareholders, the Unified Board would consist of 12 Directors overseeing a fund group consisting of approximately 112 mutual funds. Shareholders of certain Pilgrim Funds will also be asked to approve a change in their Funds' respective charters to permit greater flexibility with respect to the governance of their Funds.

     At the Special Meeting you will be asked to consider and approve this and other proposals. Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. All of the proposals have been approved by the Board. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Special Meeting.

     Because of the importance of these proposals, Georgeson Shareholder Communications, Inc. ("Solicitor"), a professional solicitation firm, has been employed to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from a representative of the Solicitor reminding you to exercise your right to vote.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                           IN FAVOR OF THE PROPOSALS.

     The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one Proxy Ballot for each account. Please vote and return each Ballot that you receive.

     We look forward to your attendance at the Special Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Special Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.


                                        Sincerely,

                                        /s/ James M. Hennessy

                                        James M. Hennessy
                                        Chief Executive Officer and President

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF

       PILGRIM ADVISORY FUNDS, INC.                      PILGRIM INVESTMENT FUNDS, INC.
     Pilgrim Asia-Pacific Equity Fund                        Pilgrim MagnaCap Fund
                                                            Pilgrim High Yield Fund
   PILGRIM FINANCIAL SERVICES FUND, INC.
      Pilgrim Financial Services Fund                       PILGRIM MAYFLOWER TRUST
                                                          Pilgrim Growth + Value Fund
           PILGRIM EQUITY TRUST                         Pilgrim International Value Fund
     Pilgrim Principal Protection Fund                Pilgrim Research Enhanced Index Fund
   Pilgrim Principal Protection Fund II
     Pilgrim MidCap Opportunities Fund                        PILGRIM MUTUAL FUNDS
                                                     Pilgrim International Core Growth Fund
            PILGRIM FUNDS TRUST                          Pilgrim Worldwide Growth Fund
       Pilgrim European Equity Fund                Pilgrim International SmallCap Growth Fund
    Pilgrim Global Communications Fund                  Pilgrim Emerging Countries Fund
Pilgrim Global Information Technology Fund                Pilgrim LargeCap Growth Fund
      Pilgrim Global Real Estate Fund                      Pilgrim MidCap Growth Fund
       Pilgrim High Yield Bond Fund                       Pilgrim SmallCap Growth Fund
      Pilgrim Intermediate Bond Fund                        Pilgrim Convertible Fund
           Pilgrim Internet Fund                             Pilgrim Balanced Fund
   Pilgrim National Tax-Exempt Bond Fund                   Pilgrim High Yield Fund II
     Pilgrim Tax Efficient Equity Fund                   Pilgrim Strategic Income Fund
       ING Pilgrim Money Market Fund                       Pilgrim Money Market Fund

      PILGRIM GNMA INCOME FUND, INC.                   PILGRIM PRECIOUS METALS FUND, INC.
         Pilgrim GNMA Income Fund                         Pilgrim Precious Metals Fund

     PILGRIM GROWTH AND INCOME FUND, INC.                  PILGRIM RUSSIA FUND, INC.
      Pilgrim Growth and Income Fund                          Pilgrim Russia Fund

     PILGRIM GROWTH OPPORTUNITIES FUND                     PILGRIM SENIOR INCOME FUND
     Pilgrim Growth Opportunities Fund                     Pilgrim Senior Income Fund

     PILGRIM INTERNATIONAL FUND, INC.                 PILGRIM SMALLCAP OPPORTUNITIES FUND
        Pilgrim International Fund                    Pilgrim SmallCap Opportunities Fund

                                                          LEXINGTON MONEY MARKET TRUST
                                                          Lexington Money Market Trust

To Shareholders:

PLEASE TAKE NOTE THAT a special meeting of shareholders ("Special Meeting") of the Pilgrim Funds named above will be held at 8:00 a.m. Local time, on February 21, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the purpose of considering and voting upon:

     1. To elect 12 members of the Boards of Directors/Trustees to hold office until the election and qualification of their successors.

     2. Approval of amendments to Declarations of Trust or Trust Instruments, as the case may be, for some of the Funds to, among other things, permit the Boards to determine the number of Directors/Trustees to the Funds.

     3. Approval of Plans of Reorganization to change only the form of corporate organization of some of the Funds without changing the substance or investment aspects of the Funds.

     4. Confirmation of PricewaterhouseCoopers LLP as current independent auditors of certain Funds.

     5.   Confirmation of KPMG LLP as current independent auditors of certain
          Funds.

     6. Such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

     Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

         THE BOARDS OF DIRECTORS/TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU
                        VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on December 17, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Boards of Directors/Trustees

/s/ Kimberly A. Anderson

Kimberly A. Anderson
Secretary

January 7, 2002


              YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER
              OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR
          PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
               YOU MAY ALSO VOTE IN PERSON AT THE SPECIAL MEETING.

                                 PROXY STATEMENT
                                 JANUARY 7, 2002

       PILGRIM ADVISORY FUNDS, INC.                      PILGRIM INVESTMENT FUNDS, INC.
     Pilgrim Asia-Pacific Equity Fund                         Pilgrim MagnaCap Fund
                                                             Pilgrim High Yield Fund
   PILGRIM FINANCIAL SERVICES FUND, INC.
      Pilgrim Financial Services Fund                        PILGRIM MAYFLOWER TRUST
                                                           Pilgrim Growth + Value Fund
           PILGRIM EQUITY TRUST                         Pilgrim International Value Fund
     Pilgrim Principal Protection Fund                Pilgrim Research Enhanced Index Fund
   Pilgrim Principal Protection Fund II
     Pilgrim MidCap Opportunities Fund                        PILGRIM MUTUAL FUNDS
                                                     Pilgrim International Core Growth Fund
            PILGRIM FUNDS TRUST                           Pilgrim Worldwide Growth Fund
       Pilgrim European Equity Fund                Pilgrim International SmallCap Growth Fund
    Pilgrim Global Communications Fund                   Pilgrim Emerging Countries Fund
Pilgrim Global Information Technology Fund                Pilgrim LargeCap Growth Fund
      Pilgrim Global Real Estate Fund                      Pilgrim MidCap Growth Fund
       Pilgrim High Yield Bond Fund                       Pilgrim SmallCap Growth Fund
      Pilgrim Intermediate Bond Fund                        Pilgrim Convertible Fund
           Pilgrim Internet Fund                              Pilgrim Balanced Fund
   Pilgrim National Tax-Exempt Bond Fund                   Pilgrim High Yield Fund II
     Pilgrim Tax Efficient Equity Fund                    Pilgrim Strategic Income Fund
       ING Pilgrim Money Market Fund                        Pilgrim Money Market Fund

      PILGRIM GNMA INCOME FUND, INC.                   PILGRIM PRECIOUS METALS FUND, INC.
         Pilgrim GNMA Income Fund                         Pilgrim Precious Metals Fund

     PILGRIM GROWTH AND INCOME FUND, INC.                   PILGRIM RUSSIA FUND, INC.
      Pilgrim Growth and Income Fund                           Pilgrim Russia Fund

     PILGRIM GROWTH OPPORTUNITIES FUND                     PILGRIM SENIOR INCOME FUND
     Pilgrim Growth Opportunities Fund                     Pilgrim Senior Income Fund

     PILGRIM INTERNATIONAL FUND, INC.                  PILGRIM SMALLCAP OPPORTUNITIES FUND
        Pilgrim International Fund                     Pilgrim SmallCap Opportunities Fund

                                                          LEXINGTON MONEY MARKET TRUST
                                                          Lexington Money Market Trust

   (each, a "Company" and collectively, the "Companies" and each portfolio of a Company listed above is referred to as a "Fund" or a "Pilgrim Fund" and, collectively, the "Funds" or the "Pilgrim Funds")


                            TOLL FREE: (866) 515-0312
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, AZ 85258-2034
--------------------------------------------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 21, 2002
--------------------------------------------------------------------------------

WHO IS ASKING FOR MY VOTE?

     The Board of Directors or Trustees (collectively, the "Board") of each Pilgrim Fund is sending this Proxy Statement and the enclosed Proxy Ballot(s) to you and all other shareholders . (For ease of reference, the term "Director" shall hereinafter be used to refer to both Directors and Trustees unless the context requires otherwise.) The Board is soliciting your vote for a special meeting of shareholders of each Fund ("Special Meeting").

WHY IS THE SPECIAL MEETING BEING HELD?

     ING Pilgrim Investments, LLC ("ING Pilgrim"), the investment adviser to each of the Pilgrim Funds is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"). ING, which is headquartered in Amsterdam, is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to consolidate the boards of directors of various mutual fund groups managed by some of its U.S. subsidiaries. In this regard, on December 17, 2001, ING proposed and the Board approved the various measures necessary to combine the Board with the boards of various other ING fund groups to form one common unified board ("Unified Board"). The Board has also approved changing the name of the Pilgrim Funds. Effective March 1, 2002, the integrated ING fund groups will be called the "ING Funds."

     The formation of the Unified Board will require your vote. Specifically, to create the Unified Board you will be asked to approve a group of nominees, which includes all of the members of the current Board. If elected by shareholders, the Unified Board would consist of 12 Directors overseeing a fund group consisting of approximately 112 mutual funds. Shareholders of certain Pilgrim Funds will also be asked to approve a change in their Funds' respective charters to permit greater flexibility with respect to the governance of the Funds. The Board considered the following reasons, among others, prior to voting in favor of the Unified Board:

     * The knowledge, background and experience of the Nominees would benefit the Funds and their shareholders.

     * Representations from ING management that a Unified Board would facilitate ING's ability to devote resources to its fund groups in a more efficient manner. It would better enable ING to implement a business plan that emphasizes mutual funds and variable contracts as a core part of its U.S. business strategy, and would better enable representatives from management to participate in the governance process for mutual funds managed by ING entities.

     * The Pilgrim Funds and management would benefit from such efficiencies in fund governance and shareholders interests would be more effectively represented if the same individuals serve on each of the boards of the ING fund groups.

     In addition to the integration measures described above, the Board also approved and recommended that shareholders of certain Pilgrim Funds approve plans of reorganization as described later in this Proxy Statement. The purpose of the proposed reorganization is to make a change only in the corporate form of some of the Funds with no change in the substance or investment aspects of the Funds. This is intended to align the corporate structure with the groupings of the Funds in different prospectuses to simplify and expedite filings that are required with the U.S. Securities and Exchange Commission ("SEC"). Even though these reorganizations should not have any meaningful effect on the Funds or shareholders, shareholder approval is required because the change is put into place through shell reorganizations. The shareholders of all the Pilgrim Funds will also be asked to confirm the selection of independent auditors.

WHICH PROPOSALS APPLY TO MY FUND?

     The following table identifies each proposal to be presented at the Special Meeting of shareholders (each, a "Proposal") and the Funds whose shareholders the Board is soliciting with respect to that Proposal:

                        PROPOSAL                                                 AFFECTED FUNDS
                        --------                                                 --------------
1.   To elect 12 members of the Board to hold office until the             All Funds
     election and qualification of their successors.

2.   Approval of Amendment(s) to Declaration of Trust or Trust             Lexington Money Market Trust:
     Instrument, as the case may be.                                       -----------------------------
                                                                           Lexington Money Market Trust

                                                                           Pilgrim Equity Trust:
                                                                           --------------------
                                                                           Pilgrim MidCap Opportunities Fund
                                                                           Pilgrim Principal Protection Fund
                                                                           Pilgrim Principal Protection Fund II

                                                                           Pilgrim Funds Trust:
                                                                           --------------------
                                                                           Pilgrim European Equity Fund
                                                                           Pilgrim Global Communications Fund
                                                                           Pilgrim Global Information Technology Fund
                                                                           Pilgrim Global Real Estate Fund
                                                                           Pilgrim High Yield Bond Fund
                                                                           Pilgrim Intermediate Bond Fund
                                                                           Pilgrim Internet Fund
                                                                           Pilgrim National Tax-Exempt Bond Fund
                                                                           Pilgrim Tax Efficient Equity Fund
                                                                           ING Pilgrim Money Market

                                                                           Pilgrim Growth Opportunities Fund:
                                                                           ----------------------------------
                                                                           Pilgrim Growth Opportunities Fund

                                                                           Pilgrim Mayflower Trust:
                                                                           -----------------------
                                                                           Pilgrim Growth + Value Fund
                                                                           Pilgrim International Value Fund
                                                                           Pilgrim Research Enhanced Index Fund

                                                                           Pilgrim Senior Income Trust:
                                                                           ----------------------------
                                                                           Pilgrim Senior Income Fund

                                                                           Pilgrim SmallCap Opportunities Fund:
                                                                           ------------------------------------
                                                                           Pilgrim SmallCap Opportunities Fund

3.   Approval of Plan of Reorganization.                                   Lexington Money Market Trust
                                                                           Pilgrim Asia-Pacific Equity Fund
                                                                           Pilgrim Balanced Fund
                                                                           Pilgrim Convertible Fund
                                                                           Pilgrim Financial Services Fund
                                                                           Pilgrim GNMA Income Fund
                                                                           Pilgrim Growth + Value Fund
                                                                           Pilgrim Growth and Income Fund
                                                                           Pilgrim Growth Opportunities Fund
                                                                           Pilgrim High Yield Fund
                                                                           Pilgrim High Yield Fund II
                                                                           Pilgrim International Fund
                                                                           Pilgrim International Value Fund
                                                                           Pilgrim LargeCap Growth Fund
                                                                           Pilgrim MagnaCap Fund

                        PROPOSAL                                                 AFFECTED FUNDS
                        --------                                                 --------------
                                                                           Pilgrim MidCap Growth Fund
                                                                           Pilgrim Money Market Fund
                                                                           Pilgrim Precious Metals Fund
                                                                           Pilgrim Research Enhanced Index Fund
                                                                           Pilgrim Russia Fund
                                                                           Pilgrim SmallCap Growth Fund
                                                                           Pilgrim SmallCap Opportunities Fund
                                                                           Pilgrim Strategic Income Fund

4.   Confirmation of PricewaterhouseCoopers LLP as current                 Lexington Money Market Trust
     independent accountant(s).                                            ING Pilgrim Money Market Fund
                                                                           Pilgrim Asia-Pacific Equity Fund
                                                                           Pilgrim Emerging Countries Fund
                                                                           Pilgrim European Equity Fund
                                                                           Pilgrim Global Communications Fund
                                                                           Pilgrim Global Information Technology Fund
                                                                           Pilgrim High Yield Fund
                                                                           Pilgrim High Yield Fund II
                                                                           Pilgrim Strategic Income Fund
                                                                           Pilgrim Money Market Fund
                                                                           Pilgrim Global Real Estate Fund
                                                                           Pilgrim GNMA Income Fund
                                                                           Pilgrim High Yield Bond Fund
                                                                           Pilgrim Intermediate Bond Fund
                                                                           Pilgrim International Core Growth Fund
                                                                           Pilgrim International Fund
                                                                           Pilgrim International SmallCap Growth Fund
                                                                           Pilgrim International Value Fund
                                                                           Pilgrim National Tax-Exempt Bond Fund
                                                                           Pilgrim Precious Metals Fund
                                                                           Pilgrim Russia Fund
                                                                           Pilgrim Worldwide Growth Fund

5.   Confirmation of KPMG LLP as current independent auditor.              Pilgrim Balanced Fund
                                                                           Pilgrim Convertible Fund
                                                                           Pilgrim Financial Services Fund
                                                                           Pilgrim Growth & Income
                                                                           Pilgrim Growth + Value Fund
                                                                           Pilgrim Growth Opportunities Fund
                                                                           Pilgrim Internet Fund
                                                                           Pilgrim LargeCap Growth Fund
                                                                           Pilgrim MagnaCap Fund
                                                                           Pilgrim MidCap Growth Fund
                                                                           Pilgrim MidCap Opportunities Fund
                                                                           Pilgrim Principal Protection Fund
                                                                           Pilgrim Principal Protection Fund II
                                                                           Pilgrim Research Enhanced Index Fund
                                                                           Pilgrim SmallCap Growth Fund
                                                                           Pilgrim SmallCap Opportunities Fund
                                                                           Pilgrim Senior Income Fund
                                                                           Pilgrim Tax Efficient Equity Fund

6.   Such other business as may properly come before the Special           All Funds
     Meeting or any adjournment(s) or postponement(s).

WILL THE NAMES OF THE PILGRIM FUNDS CHANGE?

     Yes. The names of the Pilgrim Funds will change to "ING Funds." This is expected to be effective March 1, 2002. Details of the name change affecting your Fund will be provided to you at a later time. You will not be asked to vote on this change.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meetings for each Fund. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot for each Fund you own--because you have the right to vote on the important Proposals concerning your investment in the Fund.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot(s) on or about January 7, 2002 to all shareholders of record who are eligible to vote. Shareholders who owned shares in any Pilgrim Fund at the close of business on December 17, 2001 ("Record Date") are eligible to vote. Appendix 1 sets forth the number of shares of each Fund issued and outstanding as of the Record Date. To the best of each Company's knowledge, as of December 17, 2001, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 2. The word "you" is used in this proxy statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan.

WHO VOTES ON EACH PROPOSAL?

     All shareholders of a Company will vote as a group on Proposals 1 and 2. All shareholders of each Fund will vote separately on each other Proposal.

HOW DO I VOTE?

     In addition to solicitation by mail, certain officers and representatives of the Companies, officers and employees of ING Pilgrim or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.

     Georgeson Shareholder Communications, Inc. ("Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,400,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further in the "General Information" section of this Proxy Statement. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 21, 2002, at 8:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Special Meeting in person, please notify your Fund by calling 1-800-992-0180.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with his/her respective Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

     ING (or its affiliates) and the Pilgrim Funds will evenly share the printing and mailing costs of this proxy solicitation.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     Copies of a Fund's Annual Report for the fiscal year ended February 28, 2001, March 31, 2001, May 31, 2001, or October 31, 2001, as applicable, and a Fund's corresponding Semi-Annual Report for the periods ended April 30, 2001, August 31, 2001 or September 30, 2001 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to The Pilgrim Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders VOTE FOR each of the Proposals applicable to their Fund(s) described in this Proxy Statement.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

WHAT IS THE PROPOSAL?

     The Board has nominated 12 individuals ("Nominees") for election to the Board. Shareholders are asked to elect the Nominees to serve as Directors, each to serve until his or her successor is duly elected and qualified. Information about each Nominee is set forth below. Eight of the Nominees are currently Directors of the Pilgrim Funds and each has consented to continue to serve as a Director if reelected by shareholders. The remaining 4 Nominees are currently directors of a registered investment company called The GCG Trust ("GCG"), which is managed by Directed Services, Inc. ("DSI"), a subsidiary of ING. Each Nominee has indicated that he or she is willing to serve as a Director of the Pilgrim Funds if elected.

     If approved by shareholders, the Nominees would also serve on the boards of GCG and a registered investment company called Portfolio Partners, Inc. ("PPI"), which is managed by Aetna Life Insurance and Annuity Company ("ALIAC"), another subsidiary of ING. The shareholders of the funds of GCG and PPI are also being asked to approve the creation of the Unified Board.

WHAT IS THE REQUIRED VOTE?

     For the Funds of Pilgrim Advisory Funds, Inc., Pilgrim Mutual Funds and Pilgrim Financial Services Fund, Inc., the affirmative vote of a majority of the shares of each respective Company voting at the Special Meeting is required to approve the election of each Nominee to the Board. For the remaining Companies, the affirmative vote of a plurality of the shares of each Company voting at the Special Meeting is required to approve the election of each Nominee to the Fund's Board.

WHO ARE THE NOMINEES?

     For election of Directors at the Special Meeting, the Board has approved the nomination of:

                                 Paul S. Doherty
                                J. Michael Earley
                              R. Barbara Gitenstein
                                  Walter H. May
                               Thomas J. McInerney
                                   Jock Patton
                                David W.C. Putnam
                                 Blaine E. Rieke
                               Robert C. Salipante
                                 John G. Turner
                                Roger B. Vincent
                              Richard A. Wedemeyer

     The proxies will vote for election of each of these Nominees unless you withhold authority to vote for any or all of them in the proxy. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend or the Board may reduce the number of Directors as provided for in the applicable Funds' charter.

     No Director or Nominee is a party adverse to the Companies or any of their affiliates in any material pending legal proceedings, nor does any Director or Nominee have an interest materially adverse to the Companies.

     The following table sets forth information concerning the Nominees:

  NAME, ADDRESS AND AGE              POSITION(S) TO BE HELD      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS***
  ---------------------              ----------------------      ----------------------------------------------
Paul S. Doherty                           Director               President of Doherty, Wallace, Pillsbury and Murphy,
(Age 67)                                                         P.C., Attorneys.  Mr. Doherty was formerly a Director
7337 E. Doubletree Ranch Rd.                                     of Tambrands, Inc. (1993 - 1998).  Mr. Doherty is a
Scottsdale, Arizona 85258                                        director/trustee of each of the Pilgrim Funds.

J. Michael Earley                         Director               President and Chief Executive Officer of Bankers Trust
(Age 56)                                                         Company, N.A. (1992 to present).  Mr. Earley is a
7337 E. Doubletree Ranch Rd.                                     trustee for The GCG Trust (1997 to present).
Scottsdale, Arizona 85258

R. Barbara Gitenstein                     Director               President of The College of New Jersey (1999 to
(Age 53)                                                         present); Executive Vice President and Provost at Drake
7337 E. Doubletree Ranch Rd.                                     University (1992 to 1998).  Dr. Gitenstein is a trustee
Scottsdale, Arizona 85258                                        of The GCG Trust (1997 to present).

Walter H. May                             Director               Retired.  Mr. May was formerly Managing Director and
(Age 65)                                                         Director of Marketing for Piper Jaffray, Inc., an
7337 E. Doubletree Ranch Rd.                                     investment banking/underwriting firm.  Mr. May is a
Scottsdale, Arizona 85258                                        director/trustee of each of the Pilgrim Funds.

Thomas J. McInerney*                      Director               Chief Executive Officer and General Manager of ING U.S.
(Age 45)                                                         Operations (since December 2000). Mr. McInerney was
7337 E. Doubletree Ranch Rd.                                     formerly President of Aetna Financial Services (August
Scottsdale, Arizona 85258                                        1997 - December 2000), head of National Accounts and
                                                                 Core Sales and Marketing for Aetna U.S. Healthcare
                                                                 (April 1996-March 1997), head of Corporate Strategies
                                                                 for Aetna Inc. (July 1995 - April 1996), and held a
                                                                 variety of line and corporate staff positions with
                                                                 Aetna Inc. since 1978. Mr. McInerney is a member of the
                                                                 Board National Commission on Retirement Policy, the
                                                                 Governor's Council on Economics Competitiveness and
                                                                 Technology of Connecticut, the Board of Directors of
                                                                 the Connecticut Business & Industry Association, the
                                                                 Board of Trustees of The Bushnell, the Board for The

                                                                 Connecticut Forum, and the Board of the MetroHartford
                                                                 Chamber of Commerce, and is Chairman of Concerned
                                                                 Citizens for Effective Government. Mr. McInerney is a
                                                                 director of Aeltus Investment Management, Inc. Mr.
                                                                 McInerney is also a director/trustee of each of the
                                                                 Pilgrim Funds.

Jock Patton                               Director               Private Investor. Director of Hypercom, Inc. (since
(Age 56)                                                         January 1999), and JDA Software Group, Inc. (since
7337 E. Doubletree Ranch Rd.                                     January 1999). Mr. Patton is also a Director of Buick
Scottsdale, Arizona 85258                                        of Scottsdale, Inc., National Airlines, Inc., BG
                                                                 Associates, Inc., BK Entertainment, Inc., Arizona
                                                                 Rotorcraft, Inc. and Director and Chief Executive
                                                                 Officer of Rainbow Multimedia Group, Inc. Mr. Patton
                                                                 was formerly Director of Stuart Entertainment, Inc.,
                                                                 Director of Artisoft, Inc. (August 1994 - July 1998),
                                                                 President and co-owner of StockVal, Inc. (April 1993 -
                                                                 June 1997). Mr. Patton is a director/trustee of each of
                                                                 the Pilgrim Funds.

David W.C. Putnam                         Director               President and Director of F.L. Putnam Securities
(Age 62)                                                         Company, Inc. and its affiliates. Mr. Putnam is
7337 E. Doubletree Ranch Rd.                                     Director of the Principled Equity Market Trust, and
Scottsdale, Arizona 85258                                        Progressive Capital Accumulation Trust. Mr. Putnam was
                                                                 formerly Director of Trust Realty Corp.; Anchor
                                                                 Investment Trust; and Bow Ridge Mining Co. Mr. Putnam
                                                                 is a director/trustee of each of the Pilgrim Funds.

Blaine E. Rieke                           Director               Director, Morgan Chase Trust Co. (1999-present);
(Age 68)                                                         General Partner of Huntington Partners, an investment
7337 E. Doubletree Ranch Rd.                                     partnership (1997 - present). Mr. Rieke was formerly
Scottsdale, Arizona 85258                                        Chairman and Chief Executive Officer of Firstar Trust
                                                                 Company (1973 - 1996). Mr. Rieke was a trustee of each
                                                                 of the ING Funds from (1998-2001). Effective February
                                                                 26, 2001, Mr. Rieke became a director/trustee of each
                                                                 of the Pilgrim Funds.

Robert C. Salipante*                      Director               General Manager and President, ING U.S. Financial
(Age 45)                                                         Services (2001-present). Mr. Salipante was formerly
7337 E. Doubletree Ranch Rd.                                     General Manager and Chief Executive Officer, ING U.S.
Scottsdale, Arizona 85258                                        Retail Financial Services (2000-2001); President and
                                                                 Chief Operating Officer, ReliaStar Financial Corp.
                                                                 (1999-2000); Senior Vice President - Personal Financial
                                                                 Services, ReliaStar Financial Corp. (1996-1999); Senior
                                                                 Vice President - Individual Division and Technology,
                                                                 ReliaStar Financial Corp. (1996); Senior Vice President
                                                                 - Strategic Marketing and Technology, ReliaStar
                                                                 Financial Corp. (1994-1996). Mr. Salipante is a member

                                                                 of the Boards of ReliaStar Life Insurance Co. of New
                                                                 York (1995-present); Northern Life Insurance Company
                                                                 (1993-present); Golden American Life Insurance Company
                                                                 (2001-present); ReliaStar Foundation (1996-present);
                                                                 Deluxe Corp. (1996-present); Security Connecticut Life
                                                                 Insurance Company (1997-present); College of St.
                                                                 Benedict (2001-present); LIMRA, International
                                                                 (1999-present); MDI, Inc. (1996-present) and formerly,
                                                                 Director of Washington Square Securities, Inc.
                                                                 (1996-2000); ReliaStar Financial Corp.(2000-2001); and
                                                                 ReliaStar United Services Life Insurance Company
                                                                 (1995-1998). Mr. Salipante is currently a trustee,
                                                                 Chairman and President of The GCG Trust (November
                                                                 2001-present).

John G. Turner*                           Director and           Retired as of January 1, 2002. Mr. Turner was formerly
(Age 62)                                  Chairman               Trustee and Vice Chairman of ING Americas (2000-2001).
7337 E. Doubletree Ranch Rd.                                     Mr. Turner is also a Director of the Aetna Funds. Mr.
Scottsdale, Arizona 85258                                        Turner was formerly Chairman and Chief Executive
                                                                 Officer of ReliaStar Financial Corp. and ReliaStar Life
                                                                 Insurance Co. (1993-2000); Chairman of ReliaStar United
                                                                 Services Life Insurance Company and ReliaStar Life
                                                                 Insurance Company of New York (since 1995); Chairman of
                                                                 Northern Life Insurance Company (since 1992); Chairman
                                                                 and Director/Trustee of the Northstar affiliated
                                                                 investment companies (since October 1993). Mr. Turner
                                                                 was formerly Director of Northstar Investment
                                                                 Management Corporation and its affiliates (1993-1999).
                                                                 Mr. Turner is a director of Aeltus Investment
                                                                 Management, Inc. Mr. Turner is also chairman and a
                                                                 director/trustee of each of the Pilgrim Funds.

Roger B. Vincent                          Director               President of Springwell Corporation, a corporate
(Age 56)                                                         advisory firm (1989 to present); director of AmeriGas
7337 E. Doubletree Ranch Rd.                                     Propane, Inc. (1998 to present); director, Tatham
Scottsdale, Arizona 85258                                        Offshore, Inc. (1996 to 2000); and director of
                                                                 Petrolane, Inc. (1993 to 1995). Mr. Vincent is a
                                                                 trustee of The GCG Trust (1994 to present).

Richard A. Wedemeyer                      Director               Vice President of The Channel Corporation, an importer
(Age 65)                                                         of specialty alloy aluminum products (1996 - present).
7337 E. Doubletree Ranch Rd.                                     Mr. Wedemeyer was formerly Vice President of
Scottsdale, Arizona 85258                                        Performance Advantage, Inc., a provider of training and
                                                                 consultation services (1992 - 1996), and Vice
                                                                 President, Operations and Administration, of Jim Henson

                                                                 Productions (1979 - 1997). Mr. Wedemeyer is a trustee
                                                                 of the First Choice Funds (1997 - 2001). Mr. Wedemeyer
                                                                 was a trustee of each of the ING Funds. Effective
                                                                 February 26, 2001, Mr. Wedemeyer became a
                                                                 director/trustee of each of the Pilgrim Funds.

* Messrs. McInerney, Salipante, and Turner are each an "interested person" of the Funds as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of their affiliation with ING Pilgrim.

** It is expected that the Nominees will also become nominees for directors/trustees of GCG and PPI. If approved by shareholders of the Pilgrim Funds and the other ING fund groups, the Nominees would oversee a fund group of approximately 112 mutual fund portfolios.

HOW LONG WILL THE DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. A Director may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of a Fund. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Director who is not an interested person of the Companies, as defined in the 1940 Act ("Independent Directors") shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director and a Director is not required to retire where this would trigger a requirement to hold a shareholder meeting.

DO THE NOMINEES OWN SHARES OF THE FUNDS OR THE INVESTMENT ADVISERS?

     To the best of the Company's knowledge, as of December 12, 2001 no Director or Nominee owned 1% or more of the outstanding shares of any class of a Fund, and the Nominees owned, as a group, less than 1% of the shares of each class of each Fund.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE NOMINEES?

     The Board has nominated a Unified Board consisting of 12 members (9 of whom would be Independent Directors) for overseeing the Pilgrim Funds and other ING fund groups involved in the board consolidation. The Board nominated all of the individuals who currently serve as Directors of the Pilgrim Funds and four of the individuals who currently serve as trustees of GCG.

     Shareholder approval of the four new nominees is required because, under the 1940 Act, the Board may fill vacancies or appoint new directors only if, immediately thereafter, at least two-thirds of the directors have been elected by shareholders.

     The Board and its Nominating Committee met to discuss Board candidates and, after due consideration, recommend to shareholders the Nominees indicated above. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, background, and experience of the Nominees. The Board and its Nominating Committee also considered other benefits of consolidating the boards, including uniform oversight and standardization of policies. The Board and its Nominating Committees also noted that administrative efficiencies in fund governance may result from board consolidation, since having separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board also considered representations from ING management that a consolidated board would better enable ING to implement a business plan that emphasizes mutual funds and variable contracts as a core part of its U.S. business strategy, and would better enable representatives from management to participate in the governance process for mutual funds managed by ING entities. The Board and its Nominating

Committee also concluded that consolidating the boards should result in a per-fund decrease in director costs to each of the Pilgrim Funds, since directors' fees would be allocated across all funds overseen by the Unified Board.

     ING has represented to the Board that other mutual fund groups managed by affiliates of ING, and in particular GCG and PPI, intend to propose to their shareholders the election of the same persons to serve on the boards of directors of those funds as the Nominees named below. If the Nominees are elected to the boards of GCG and PPI the Nominees would serve on the boards of directors (or trustees) of approximately 21 corporate (or trust) entities that constitute 112 mutual fund portfolios. Moreover, while not currently proposed, it is possible that in the future, yet another mutual fund group managed by a subsidiary of ING could propose a consolidated board to its shareholders, which could increase the size of the consolidated board and, based on the current number of funds in that group, could bring the total mutual fund portfolios overseen by such a consolidated board to 158.

     The compensation arrangements for the Funds have not been changed by the Board, so if shareholders elect the Nominees, their compensation as a Director would be the same as that currently in effect, as discussed later in this Proxy Statement. If these measures are approved by shareholders, the newly constituted Unified Board may choose to consider whether the compensation of the Directors should be changed. If the Nominees are elected as directors of GCG and PPI, the costs of the directors could be spread over a larger number of funds and a larger amount of assets and therefore decrease the costs borne by the Pilgrim Funds.

     If elected by shareholders on the currently scheduled date of the shareholder meeting, the term of the new Directors of the Funds would begin as of the close of business on February 21, 2002.

WHAT ARE THE COMMITTEES OF THE BOARD?

     AUDIT COMMITTEE. The Board has an Audit Committee whose function is to meet with the independent auditors of a Fund to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Rieke and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. During the last year, the Committee held 4 meetings.

     VALUATION COMMITTEE. The Board has a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Messrs. Patton, May and Putnam. Mr. Patton serves as Chairman of the Committee. During the last year, the Committee held 4 meetings.

     EXECUTIVE COMMITTEE. The Board has an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee currently consists of Messrs. Turner, May, McInerney and Patton. Mr. Turner serves as Chairman of the Committee. During the last year, the Committee held 2 meetings.

     NOMINATING COMMITTEE. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Messrs. Doherty, May and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the last year, the Committee held 1 meeting.

     The committees that will be used by the Unified Board, if approved by shareholders, are not yet known. ING management has advised the Board that it intends to recommend for the Unified Board the formation of three new committees: the Equity Committee, the International Equity Committee, and the

Fixed Income Committee. The purpose will be to provide a committee structure that can enhance oversight of investment activities of the mutual fund portfolios.

HOW OFTEN DOES THE BOARD MEET?

     The Board currently conducts regular meetings four times a year. The Audit and Valuation Committees also meet regularly four times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During 2001, the Board held seven meetings, including regularly scheduled and special meetings.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Director who is not also an officer of the Company is compensated for his services according to a fee schedule. Each such Director receives a fee, allocated among the Funds for which he serves as a Director, which consists of an annual retainer component and a per meeting fee component.

     Unless changed by the Unified Board, the Directors of the Pilgrim Funds will continue to be compensated under the arrangements that are currently in place. Each Pilgrim Fund pays each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 for attendance at any Committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by ING Pilgrim for which the Directors serve in common as directors/trustees.

     The following table has been provided to the Funds by ING Pilgrim and DSI, the investment advisers to the Pilgrim Funds and GCG, respectively, and sets forth information regarding the compensation paid to the Nominees for the year ended December 31, 2001 for service on the boards of their respective ING fund group, as indicated below. Nominees whose names are followed by an asterisk (*) will be Directors who are not Independent Directors of the Funds, if elected.

                               PENSION OR      ESTIMATED      AGGREGATE                                                   NUMBER
                               RETIREMENT        ANNUAL     COMPENSATION      AGGREGATE       AGGREGATE      NUMBER OF    OF
                                BENEFITS        BENEFITS      FROM THE      COMPENSATION     COMPENSATION   DIRECTORSHIPS MUTUAL
     NAME OF DIRECTOR          ACCRUED AS         UPON         PILGRIM      FROM THE GCG     FROM THE PPI   IN THE FUND   FUND
   (CURRENT FUND GROUP)       FUND EXPENSES   RETIREMENT**  FUNDS COMPLEX   TRUST COMPLEX   FUNDS COMPLEX     COMPLEX     PORTFOLIOS
   --------------------       -------------   ------------  -------------   -------------   -------------     -------     ----------
Paul S. Doherty                    N/A            N/A       $61,187.50           N/A             N/A             22          61
(Pilgrim Funds)
J. Michael Earley                  N/A            N/A            N/A         $50,000.00          N/A              1          29
(GCG)
R. Barbara Gitenstein              N/A            N/A            N/A         $51,000.00          N/A              1          29
(GCG)
Walter H. May                      N/A            N/A       $76,187.50***        N/A             N/A             22          61
(Pilgrim Funds)
Thomas J. McInerney*               N/A            N/A            N/A             N/A             N/A             22          61
(Pilgrim Funds)
Jock Patton                        N/A            N/A       $75,187.50***        N/A             N/A             22          61
(Pilgrim Funds)
David W.C. Putnam                  N/A            N/A       $54,687.50           N/A             N/A             22          61
(Pilgrim Funds)
Blaine E. Rieke                    N/A            N/A       $58,854.50           N/A             N/A             22          61
(Pilgrim Funds)
Robert C. Salipante*               N/A            N/A            N/A             N/A             N/A              1          29
(GCG)
John G. Turner*                    N/A            N/A            N/A             N/A             N/A             22          22
(Pilgrim Funds)
Roger B. Vincent                   N/A            N/A            N/A         $79,000.00***       N/A              1          29
(GCG)
Richard A. Wedemeyer               N/A            N/A       $51,854.50           N/A             N/A             22          61
(Pilgrim Funds)

* Messrs. McInerney, Salipante and Turner each are deemed to be an "interested person" of the Trusts under the 1940 Act because of their affiliations with ING, the parent corporation of DSI, the manager of the Trust.

** The Pilgrim Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by the Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Director for one year of service. At this time, no retirement benefits have been approved by The GCG Trust.

*** Messrs. May, Patton and Vincent receive compensation for serving in the capacity of Lead Director.

WHO WILL BE THE OFFICERS OF THE FUNDS?

     The Company's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The list of the officers is in Appendix 3.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The Funds do not pay their officers for the services they provide to the Funds. Instead, the officers, who are also officers or employees of the investment adviser or its affiliates, are compensated by the investment adviser or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

     The Board recommends that shareholders VOTE FOR the election of each of the Nominees to the Board of the Funds subject to their terms commencing and continuing as described above. If any of the Nominees are not elected by shareholders, the current Directors may consider other courses of action.

                                   PROPOSAL 2
                          AMENDMENT TO CHARTER DOCUMENT

WHAT IS THE PROPOSAL?

     The Pilgrim Funds listed below are organized as either a Delaware business trust (collectively, the "DE Trusts") or a Massachusetts business trust (collectively, the "MA Trusts"), and each operates under its own charter or organizational document known as either a Declaration of Trust or Trust Instrument (each, a "Charter" and collectively, the "Charters"). The Charters contain various provisions primarily relating to how the Funds conduct business and how they are governed.

DELAWARE BUSINESS TRUSTS:                               MASSACHUSETTS BUSINESS TRUSTS:

PILGRIM FUNDS TRUST:                                    LEXINGTON MONEY MARKET TRUST:
--------------------                                    ----------------------------
Pilgrim European Equity Fund                            Lexington Money Market Trust
Pilgrim Global Communications Fund
Pilgrim Global Information Technology Fund              PILGRIM EQUITY TRUST:
                                                        ---------------------
Pilgrim Global Real Estate Fund                         Pilgrim Principal Protection Fund
Pilgrim High Yield Bond Fund                            Pilgrim Principal Protection Fund II
Pilgrim Intermediate Bond Fund                          Pilgrim MidCap Opportunities Fund
Pilgrim Internet Fund
Pilgrim National Tax-Exempt Bond Fund                   PILGRIM GROWTH OPPORTUNITIES FUND:
                                                        ----------------------------------
Pilgrim Tax Efficient Equity Fund                       Pilgrim Growth Opportunities Fund
ING Pilgrim Money Market
                                                        PILGRIM MAYFLOWER TRUST:
PILGRIM SENIOR INCOME TRUST:                            Pilgrim Growth + Value Fund
---------------------------
Pilgrim Senior Income Fund                              Pilgrim International Value Fund
                                                        Pilgrim Research Enhanced Index Fund

                                                        PILGRIM SMALLCAP OPPORTUNITIES FUND:
                                                        -----------------------------------
                                                        Pilgrim SmallCap Opportunities Fund

     At the Special Meeting, you will be asked to approve, as appropriate, an amendment to the Declaration of Trust or Trust Instrument, as the case may be for your Fund (collectively, the "Amended Charters"). For all the Funds listed above, it is proposed that the Charters be amended to remove the upper limit on the number of Directors that the Board may set from time to time and to update the Charters to reflect the current name of each Company. For shareholders of the Pilgrim Principal Protection Fund, Pilgrim Principal Protection II Fund, Pilgrim MidCap Opportunities Fund, ING MidCap Value Fund and ING SmallCap Value Fund (I.E., the Funds organized under Pilgrim Equity Trust) it is also proposed that the Charter be amended to reduce the required shareholder vote to amend the Charter and to clarify various other provisions, as described below.

WHY ARE THE CHARTERS BEING AMENDED?

     The Charters currently permit the Board to set the number of Directors that may serve within a defined range. Specifically, the Charters of the DE Trusts and the MA Trusts limit the number of Directors that may serve on the Board to a number between 1 and 12 (except for Pilgrim Senior Income Fund which limits the maximum number of Directors to 15) and 1 and 15, respectively. The Amended Charters provide the Board greater flexibility in setting the appropriate number of Directors that the MA Trusts and the DE Trusts are permitted to have. As the Pilgrim Funds complex grows or if other mutual fund groups managed by ING subsidiaries come under the Unified Board, the Board may deem it necessary or desirable to increase the size of the Board. If approved by shareholders, the Amended Charters would permit the Board to do this without the Funds having to bear the costs of soliciting shareholders.

     In addition, for the following Funds of the DE Trust whose Charter limits the number of Directors to 12, the amendments will be required to form the proposed Unified Board consisting of 12 Directors (Proposal 1).

     PILGRIM FUNDS TRUST:
     --------------------
     Pilgrim European Equity Fund
     Pilgrim Global Communications Fund
     Pilgrim Global Information Technology Fund
     Pilgrim Global Real Estate Fund
     Pilgrim High Yield Bond Fund
     Pilgrim Intermediate Bond Fund
     Pilgrim Internet Fund
     Pilgrim National Tax-Exempt Bond Fund
     Pilgrim Tax Efficient Equity Fund
     ING Pilgrim Money Market Fund

     THE CHARTER OF THE PILGRIM EQUITY TRUST FUNDS CURRENTLY REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TRUST'S SHARES OUTSTANDING FOR ANY AMENDMENT THAT IS REQUIRED TO BE PRESENTED TO SHAREHOLDERS TO BE APPROVED. UNDER THE AMENDED CHARTER FOR THESE FUNDS, SHAREHOLDERS GENERALLY RETAIN THE RIGHT TO VOTE ON ANY AMENDMENT DIMINISHING OR ELIMINATING THEIR VOTING POWERS. HOWEVER, THE AMENDED CHARTER REDUCES THE REQUIRED VOTE FROM A MAJORITY OF THE SHARES OF THE TRUST OUTSTANDING TO A MAJORITY OF THE SHARES ACTUALLY VOTED EITHER IN PERSON OR BY PROXY AT A SHAREHOLDER MEETING. BY CHANGING THE REQUIRED VOTE, THE AMENDED CHARTER GIVES THE FUNDS OF PILGRIM EQUITY TRUST FLEXIBILITY TO ADAPT TO FUTURE CONTINGENCIES, AND LESSENS THE RISKS THAT A PROPOSAL MIGHT FAIL BECAUSE A SUFFICIENT NUMBER OF SHAREHOLDERS DO NOT EXERCISE THEIR VOTING RIGHTS. MOREOVER, THIS AMENDMENT RELATING TO THE REQUIRED SHAREHOLDER VOTE WOULD FURTHER ALIGN THE CHARTER OF PILGRIM EQUITY TRUST TO THE CHARTERS OF THE TWO OTHER COMPANY'S SURVIVING THE PROPOSED SHELL REORGANIZATION DISCUSSED LATER IN THIS PROXY STATEMENT (PROPOSAL 3). IN ADDITION, THE AMENDED CHARTER FOR PILGRIM EQUITY TRUST CONTAINS VARIOUS OTHER AMENDMENTS THAT, AMONG OTHER THINGS, CLARIFY THE VOTES REQUIRED WITH RESPECT TO THE ELECTION OF DIRECTORS AND THE APPROVAL OF FUND MERGERS. A COPY OF THE AMENDED AND RESTATED DECLARATION OF TRUST FOR PILGRIM EQUITY TRUST IS ATTACHED AS EXHIBIT A AND IT IS MARKED TO SHOW CHANGES FROM THE EXISTING CHARTER.

HOW WILL THE AMENDMENTS TO THE CHARTERS AFFECT MY RIGHTS AS A SHAREHOLDER?

     The rights that you posses individually as a shareholder under the Charter of your particular Fund and any rights that you possess under applicable laws, including your right to vote to elect and to remove Directors, will not be changed by the amendments applicable to the Charters of your Fund.

WHAT HAPPENS IF SHAREHOLDERS OF MY FUND DO NOT APPROVE THE PROPOSAL?

     If the applicable Amended Charter is not approved by a Company's shareholders, the Company's existing Charter will remain in effect. You should know that if the shareholders of the DE Trusts (except Pilgrim Senior Income
Fund) do not approve the Amended Charter, their Fund will not be able to have all of the members of the Unified Board (Proposal 1) because the number of Board members proposed for the Unified Board exceeds the upper limit established by the DE Trusts' Charter.

     However, if shareholders of the DE Trust applicable to the following Funds do not approve the Amended Charter but approve the reorganization described later in the Proxy Statement (Proposal 3), they may have the Unified Board, subject to shareholder approval. This is because under the Reorganization plan, the following Funds would be organized under Pilgrim Mutual Funds and would adopt its Charter. The Pilgrim Mutual Funds Charter permits the sufficient number of Directors for service on the Unified Board.

     PILGRIM FUNDS TRUST:
     --------------------
     Pilgrim European Equity Fund
     Pilgrim Global Communications Fund
     Pilgrim Global Information Technology Fund
     Pilgrim Global Real Estate Fund

WHAT IS THE REQUIRED VOTE?

     For those Funds established as Delaware business trusts, approval of the Revised Charters require the affirmative vote of a majority of the Trust's shares voting at the Special Meeting. For those Funds organized as Massachusetts business trusts, approval of the Amended Charter requires the affirmative vote of a majority of the Trust's shares outstanding and entitled to vote.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

     The Board recommends that you VOTE FOR the adoption of the Amended Charter for your Fund's applicable Charter, with such changes or other additions as the Board may subsequently approve to effectuate the purposes and interests contemplated and described herein.

                                   PROPOSAL 3
                             PLAN OF REORGANIZATION

WHAT IS THE PROPOSAL?

     The Pilgrim Funds affected by Proposal 3 consists of 15 Companies organized as corporations (or business trusts), which comprise 40 mutual fund portfolios. Some of the corporations house more than one mutual fund portfolio. On December 17, 2001, the Board, including all of the Independent Directors, unanimously approved a reorganization of the open-end Pilgrim Funds (the "Open-End Funds") to decrease the number or corporate entities under which the Funds are organized (the "Reorganization") and to align the Open-End Funds with similar open-end Funds that share the same prospectus. Thus, the Reorganization would place domestic equity (and related) Funds in one corporate entity; international equity Funds in a separate corporate entity; and fixed income Funds in a third corporate entity. This would be a change in corporate form only of some of the Open-End Funds, with no change in the substance or investment aspects of the Open-End Funds. This is intended to align the corporate structure with the groupings of the Open-End Funds in different prospectuses to simplify and expedite filings that are required with the SEC. Even though these reorganizations should not have any meaningful effect on the Open-End Funds or shareholders, shareholder approval is required because the change is put into place through shell reorganizations.

     Accordingly, at the Special Meeting, shareholders of certain Funds will be asked to approve a Plan of Reorganization, which provides for the reorganization of the Funds as set forth below:

     * It is proposed that the following Funds each be reorganized as a newly-created series (with a corresponding name) of PILGRIM FUNDS TRUST, a Delaware business trust: Pilgrim GNMA Income Fund, Pilgrim High Yield Fund, Pilgrim High Yield Fund II, Pilgrim Strategic Income Fund, Pilgrim Money Market Fund and Lexington Money Market Trust (collectively, the "Income Funds").

     * It is proposed that the following Funds each be reorganized as a newly-created series (with a corresponding name) of PILGRIM MUTUAL FUNDS, a Delaware business trust: Pilgrim Asia-Pacific Equity Fund, Pilgrim International Fund, Pilgrim International Value Fund, Pilgrim Precious Metals Fund and Pilgrim Russia Fund (collectively, the "International Funds").

     * It is proposed that the following Funds each be reorganized as a newly-created series (with a corresponding name) of PILGRIM EQUITY TRUST, a Massachusetts business trust: Pilgrim Financial Services Fund, Pilgrim Growth and Income Fund, Pilgrim Growth Opportunities Fund, Pilgrim MagnaCap Fund, Pilgrim Growth + Value Fund, Pilgrim Research Enhanced Index Fund, Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Convertible Fund, Pilgrim Balanced Fund and Pilgrim SmallCap Opportunities Fund (collectively, the "Equity Funds").

     Currently, Pilgrim Funds Trust, Pilgrim Mutual Funds and Pilgrim Equity Trust are each a corporate registrant in the Pilgrim Funds group. The intended result of this restructuring is to harmonize the organizational structure of the Pilgrim Funds. This will ease the process of making required filings with the SEC, which is expected to lower expenses of the Funds.

     For your reference, Appendix 4 provides more details on the proposed Reorganization relating to the Income Funds, International Funds and Equity Funds. A form of the proposed Plan of Reorganization for each Fund involved in the Reorganization is include as Exhibit D to this Proxy Statement.

WILL MY FUND BE MERGED?

     The proposed Reorganization described in this Proposal is unrelated to any mergers or consolidations which are currently being contemplated by some of the Funds. In particular, shareholders of the Pilgrim SmallCap Growth, Pilgrim MidCap Growth, Pilgrim International Core Growth, Pilgrim Global Communications, Pilgrim Internet and Pilgrim High Yield Funds will received a separate Proxy Statement/Prospectus describing the proposed mergers of those Funds with other Pilgrim Funds. These proposed mergers are separate transactions from the Reorganizations described in this Proxy Statement.

WHY IS THE REORGANIZATION BEING PROPOSED?

     The Pilgrim Funds group has grown considerably in recent years through the acquisition and integration of different fund groups. The current Pilgrim Funds represents the amalgam of five different fund groups that have been integrated with the Pilgrim Funds since 1999. As a result of each integration, the Pilgrim Funds complex is currently subject to the laws of four different states and governed under 17 separate corporate Charters.

     The proposed Reorganization is intended to harmonize the corporate structure of the Pilgrim Funds and to reorganize such Funds according to investment style (E.G., domestic equity, international equity, and fixed income funds). The proposed Reorganization is also designed to reduce the substantial inefficiencies which arise from maintaining separate corporate entities in four different states, and in some instances, the same state. The Reorganization will also permit the Pilgrim Funds to take advantage of certain aspects in which Delaware law and Massachusetts law with respect to business trusts is more flexible. The Reorganization will further facilitate governance of the Funds by reducing the number of Charters from 17 to 3 following the Reorganization. In addition, by streamlining the corporate structure, the Funds are expected to realize cost savings relating to the reduction of certain accounting, legal and securities registration costs associated with maintaining many registrants.

WHAT FACTORS DID THE BOARD CONSIDER?

     The Board has determined that the Reorganization is in the best interests of the shareholders of the Funds. The Board has also determined that the Reorganization will not result in dilution of the interests of the shareholders of any Fund. The Board considered the following reasons, among others, in favor of reorganizing the Funds:

     * The Open-End Funds are currently organized under fifteen separate corporate registrants. Reducing the number of registrants from fifteen to three is expected to provide operational efficiencies.

     * There will be no difference between the investment operations of each Fund now and after the proposed Reorganization.

     * The Reorganization is expected to yield cost savings to the Funds, in particular there will be lower costs associated with SEC filings.

     Please keep the following in mind when considering the Proposal:

     YOUR FUND WILL NOT BE MERGED AWAY. The Reorganization will not result in the disappearance or merger of your Fund. The proposal is a "shell" reorganization, which simply moves a mutual fund portfolio from one corporate entity to another. While your Fund may be subject to a merger as discussed above, the proposed Reorganization is unrelated to any pending merger and does not contemplate merging the Funds out of existence.

     THE PEOPLE MANAGING YOUR FUND WILL NOT CHANGE AND THE ADVISORY AND OTHER FEES PAID BY YOUR FUND WILL NOT CHANGE. These proposals will not result in a change in the actual portfolio management personnel who manage your Fund or the contracts under which they are retained.

     THE INVESTMENT OBJECTIVES AND POLICIES OF YOUR FUND WILL NOT CHANGE.

HOW WILL THE REORGANIZATION AFFECT THE WAY MY FUND IS GOVERNED?

     The table below will answer some of the questions that you might have about each Fund's operations under its proposed Charter and how each Fund will differ from the Funds' current operations as either a Maryland corporation, Massachusetts business trust or Delaware business trust.

     The following chart provides a summary of certain important differences between: (i) the Delaware business trusts, their Declarations of Trust, Bylaws and Delaware law; (ii) the Maryland corporations, their Articles of Incorporation, Bylaws and Maryland law; and (iii) the Massachusetts business trusts, their Declarations of Trust, Bylaws and Massachusetts law. Please note that the chart does not provide a complete list of differences. The Charters for Pilgrim Funds Trust and Pilgrim Mutual Funds are each attached as Exhibits B and
C. The Charter for Pilgrim Equity Trust is attached as Exhibit A.

                                                                                               MARYLAND           MASSACHUSETTS
                                                                                             CORPORATIONS        BUSINESS TRUSTS
                                        PILGRIM MUTUAL FUNDS AND    PILGRIM EQUITY TRUST    SUBJECT TO THE       SUBJECT TO THE
                                          PILGRIM FUNDS TRUST            (SURVIVING         REORGANIZATION       REORGANIZATION
                                          (SURVIVING DELAWARE          MASSACHUSETTS        (DISAPPEARING         (DISAPPEARING
                                            BUSINESS TRUSTS)          BUSINESS TRUST)         ENTITIES)             ENTITIES)
                                            ----------------          ---------------         ---------             ---------
Quorum of shareholders                  1/3 of interests of the         Majority of         1/3 of shares           Majority of
                                        Trust present at meeting     outstanding shares   present at meeting(1)  outstanding shares
                                                                     present at meeting                          present at meeting

Shareholder Vote Necessary to              Majority of quorum         Majority of the     Majority of quorum(3)    Majority of the
Authorize Actions                                                     shares of Trust                             shares of Trust(4)
                                                                       outstanding(2)

Can the Fund issue an unlimited                   Yes                       Yes                   No                   Yes
number of shares

Do the Directors/Trustees have the
power to amend the governing
instrument without shareholder
approval?                                         Yes                       Yes(5)                No                   Yes(5)

(1) Pilgrim Investment Funds, Inc. and Pilgrim Financial Services Fund, Inc. define a quorum as a majority of the outstanding shares.

(2) If shareholders of the Funds of Pilgrim Equity Trust approve the Amended Charter (Proposal 2), then a majority of the shares of the Trust voted in person or by proxy at a meeting of shareholders would be required.

(3) Certain shareholder actions require a vote of the majority of the outstanding shares. Moreover, for Pilgrim Investment Funds, Inc., certain actions require a vote of 2/3 of the outstanding shares.

(4)  Certain Shareholder actions may be taken upon the approval of the lesser of
     1) the majority of the shares of the trust or 2) 67% or more of the shares voted at a meeting at which more than 50% of the shares are present in person or represented by proxy.

(5) Provided the amendment does not materially adversely affect the rights of shareholders.

Termination possible without          Yes for Pilgrim Funds Trust           Yes                   No                   Yes
shareholder approval?                 No for Pilgrim Mutual Funds

Can the Directors/Trustees amend                  Yes                       Yes                   Yes                  Yes
the bylaws without shareholder
approval?

Can the Directors/Trustees act
without a meeting?                                Yes                       Yes                   Yes                  Yes

Can Directors/Trustees effect a       Yes for Pilgrim Funds Trust           No                    No                   No
merger with another entity without
shareholder approval?                 No for Pilgrim Mutual Funds

     Moreover, as described below, the Reorganization contemplates setting up a new "shell" fund into which each corresponding Fund would transfer all of its assets. The 1940 Act generally requires that shareholders of a mutual fund elect the fund's directors, approve the fund's investment advisory agreements, approve the distribution plan administered pursuant to Rule 12b-1 under the 1940 Act and ratify the directors' selection of the independent accountant for the fund. If shareholders approve the Reorganization, they will also be:

     * authorizing the election of the Directors as set forth in Proposal 1 (assuming Proposal 1 is approved by the applicable Company, and if not, the Current Directors will be elected)
     * authorizing the approval of an Investment Management Agreement with ING Pilgrim which will be identical to the agreement currently in place with ING Pilgrim
     * where applicable, authorizing the approval of sub-advisory agreements which will represent the arrangements currently in place for your Fund
     * approving the distribution plan administered pursuant to Rule 12b-1 under the 1940 Act; and
     *    ratifying the selection of the independent accountant for your Fund.

     Technically, these elections, approvals and ratifications will be accomplished by a vote of the Funds, as sole shareholders of the "shell" funds prior to the effective date of the Reorganization. In general, there will be no substantive changes with respect to these matters upon Reorganization, except the Directors may not be the same for the Funds as discussed in Proposal 1.

WHAT ARE THE PROCEDURES FOR THE REORGANIZATION?

     To accomplish the Reorganization: (1) each Income Fund will be established as a series of Pilgrim Funds Trust; (2) each International Fund will be established as a series of Pilgrim Mutual Funds; and (3) each Equity Fund will be established as a series of Pilgrim Equity Trust.

     If approved by shareholders, on a date to be determined in the first half of 2002, (the "Closing Date") (i) each Income Fund will transfer all of its assets to the corresponding series under Pilgrim Funds Trust; (ii) each International Fund will transfer all of its assets to the corresponding series under Pilgrim Mutual Funds; and (iii) each Equity Fund will transfer all of its assets to the corresponding series under Pilgrim Equity Trust. Each Income, International and Equity Fund will exchange full and fractional shares of beneficial interest (equal in number) then outstanding for shares of beneficial interest of the corresponding classes of the new series and will transfer the Fund's liabilities to the corresponding new series. Immediately thereafter, each Fund will distribute those shares of the new series to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the Reorganization, each shareholder of each Fund will own full and fractional shares of the corresponding new series equal in number and aggregate net asset value to the shares he or she held in each Fund prior to the Reorganization.

     The Reorganization will become effective as soon as practicable following the receipt of shareholder approval. It will not be necessary for holders of certificates of the Funds to exchange their certificates for new certificates following consummation of the Reorganization. Certificates for shares of the

Funds issued prior to the Reorganization shall represent outstanding shares of the corresponding new series after the Reorganization. New certificates will not be issued by the new series after the Reorganization unless specifically requested in writing. Shareholders who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the new series.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

     It is a condition to the consummation of the Reorganization that Pilgrim Funds Trust, Pilgrim Mutual Funds and Pilgrim Equity Trust receive on or before the Closing Date an opinion from Dechert, counsel to the Trusts, that, among other things, for federal income tax purposes, the Reorganization will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes be each Fund, each new series and the shareholders of each Fund as a result of the Reorganization. That opinion will be based in part upon certain assumptions and upon certain representations made by the parties to the Reorganization.

WHAT IS THE REQUIRED VOTE?

     For Lexington Money Market Trust, Pilgrim Asia-Pacific Equity Fund, Pilgrim Financial Services Fund, Pilgrim GNMA Income Fund, the Pilgrim Growth and Income Fund, Pilgrim Growth+Value Fund, Pilgrim Growth Opportunities Fund, Pilgrim SmallCap Opportunities Fund, Pilgrim International Fund, Pilgrim International Value Fund, Pilgrim Precious Metals Fund, Pilgrim Russia Fund and Pilgrim Research Enhanced Index Fund, the affirmative vote of a majority of the shares of each Fund outstanding and entitled to vote is required to approve the Reorganization. For all remaining Funds, except the Pilgrim High Yield Fund and the Pilgrim MagnaCap Fund, the affirmative vote of the lesser of 1) 67% of the outstanding shares of each Fund present at the Special Meeting provided more than 50% of the outstanding shares of each Fund are present at the Special Meeting or 2) a majority of the outstanding shares of each Fund is required to approve the Reorganization. For the Pilgrim High Yield Fund and the Pilgrim MagnaCap Fund, the affirmative vote of two-thirds of the outstanding shares of each Fund is required to approve the Reorganization.

WHAT IS THE BOARD'S RECOMMENDATION ON THE PROPOSAL 3?

     The Board recommends that you VOTE FOR this Proposal. Should any proposed Agreement and Plan of Reorganization not be approved by shareholders of a Fund, the Board will determine what action, if any, should be taken.

                                   PROPOSAL 4
                       CONFIRMATION OF INDEPENDENT AUDITOR

WHAT IS THE PROPOSAL?

     The accounting firm of PricewaterhouseCoopers LLP ("PWC") currently serves as the independent auditor for the following Funds: Lexington Money Market Trust, ING Pilgrim Money Market Fund, Pilgrim Asia-Pacific Equity Fund, Pilgrim Emerging Countries Fund, Pilgrim European Equity Fund, Pilgrim Global Communications Fund, Pilgrim Global Information Technology Fund, Pilgrim High Yield Fund, Pilgrim High Yield Fund II, Pilgrim Strategic Income Fund, Pilgrim Money Market Fund, Pilgrim Global Real Estate Fund, Pilgrim GNMA Income Fund, Pilgrim High Yield Bond Fund, Pilgrim Intermediate Bond Fund, Pilgrim International Core Growth Fund, Pilgrim International Fund, Pilgrim International SmallCap Growth Fund, Pilgrim International Value Fund, Pilgrim National Tax-Exempt Bond Fund, Pilgrim Precious Metals Fund, Pilgrim Russia Fund, and Pilgrim Worldwide Growth Fund. Approval of shareholders of the Funds is sought to confirm PWC as the independent auditor.

     Appendix 5 includes further information describing the Funds' relationship with its independent auditor. PWC also reviews the Funds' Annual Reports to shareholders and filings with the SEC. PWC would continue to provide these services for the Funds if approved by shareholders.

     PWC has advised the Funds that neither PWC nor any of its partners has any direct or material indirect financial interest in any Fund. Representatives of PWC are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

WHAT IS THE VOTE REQUIRED?

     Shareholders of each Fund must separately confirm the independent auditors for that Fund. For each Fund, the affirmative vote of a majority of the shares of that Fund present in person, or by proxy, at the Special Meeting is required to confirm PWC as the independent auditors.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

     The Board recommends that you VOTE FOR the confirmation of PWC as independent auditors to examine and to report on the financial statements of the Funds for the fiscal years ending March 31, 2002 or October 31, 2002, as applicable.

                                   PROPOSAL 5
                       CONFIRMATION OF INDEPENDENT AUDITOR

WHAT IS THE PROPOSAL?

     The accounting firm of KPMG LLP ("KPMG") currently serves as the independent auditor for the following Funds: Pilgrim Balanced Fund, Pilgrim Convertible Fund, Pilgrim Financial Services Fund, Pilgrim Growth & Income Fund, Pilgrim Growth + Value Fund, Pilgrim Growth Opportunities Fund, Pilgrim Internet Fund, Pilgrim LargeCap Growth Fund, Pilgrim MagnaCap Fund, Pilgrim MidCap Growth Fund, Pilgrim MidCap Opportunities Fund, Pilgrim Principal Protection Fund, Pilgrim Principal Protection Fund II, Pilgrim Research Enhanced Index Fund, Pilgrim SmallCap Growth Fund, Pilgrim SmallCap Opportunities Fund, Pilgrim Senior Income Fund and Pilgrim Tax Efficient Equity Fund. Approval of shareholders the Funds is sought to confirm KMPG as the independent auditor

     Appendix 5 includes further information describing the Funds' relationship with its independent auditor. KPMG also reviews the Funds' Annual Reports to shareholders and filings with the SEC. KPMG would continue to provide these services for the Funds if approved by shareholders.

     KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in any Fund Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

WHAT IS THE VOTE REQUIRED?

     Shareholders of each Fund must separately confirm the independent auditor for that Fund. For Pilgrim SmallCap Opportunities Fund and Pilgrim Growth Opportunities Fund, the affirmative vote of the lesser of 1) 67% of the outstanding shares of each Fund present at the Special Meeting provided more than 50% of the outstanding shares of each Fund are present at the Special Meeting or 2) a majority of the outstanding shares of each Fund is required to confirm KPMG as the independent auditor. For all other Funds, the affirmative vote of a majority of the shares of that Fund present, in person or by proxy, at the Special Meeting is required to confirm KPMG as the independent auditor.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

     The Board recommends that you VOTE FOR the confirmation of KPMG as independent auditor to examine and to report on the financial statements of the Funds for the fiscal years ending February 28, 2002, May 31, 2002 or December 31, 2002, as applicable.

                               GENERAL INFORMATION

WHAT ARE THE VOTING PROCEDURES?

     In all cases where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposals on the Proxy Ballot(s), and ask for the shareholder's instructions on the Proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Ballot. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or require replacement Proxy Ballot(s), they may contact the Solicitor toll-free at 1-866-515-0312. As explained above, any proxy given by a shareholder is revocable until voted at the Special Meeting.

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

     The Board has named James M. Hennessy and Michael J. Roland as proxies. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your proxy ballot but did not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

     The Funds are not required to hold regular annual meetings and, in order to minimize the Funds costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on December 17, 2001 (the "Record Date") will be entitled to be present and to give voting instructions for the Funds at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Appendix 1 sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date. For Pilgrim Mutual Funds, Pilgrim Advisory Funds, Inc., Pilgrim Funds Trust, Pilgrim Growth and Income Fund, Inc., Pilgrim GNMA Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Precious Metals Fund, Inc. and Pilgrim Russia Fund, Inc. one-third of the outstanding shares of the Company or Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum. For Pilgrim Equity Trust, Pilgrim Growth Opportunities Fund, Pilgrim Investment Funds, Inc., Pilgrim Mayflower Trust, Pilgrim SmallCap Opportunities Fund, and Lexington Money Market Fund, a majority of the outstanding shares of the Company or Fund on the Record Date, present in person or represented by proxy, must be present to constitute a quorum. For Pilgrim Senior Income Fund, forty percent of the shares, must be present to constitute a quorum.

     If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

                                   APPENDIX 1

      NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, DECEMBER 17, 2001

           FUND                                               SHARES OUTSTANDING
           ----                                               ------------------
Pilgrim Asia-Pacific Equity Fund                                 3,132,324.974
Pilgrim Financial Services Fund                                 19,127,256.800
Pilgrim Principal Protection Fund                               54,527,826.600
Pilgrim Principal Protection Fund II                            24,044,204.396
Pilgrim MidCap Opportunities Fund                                8,195,688.061
Pilgrim European Equity Fund                                     2,633,413.268
Pilgrim Global Communications Fund                               8,974,150.736
Pilgrim Global Information Technology Fund                       7,203,489.806
Pilgrim Global Real Estate Fund                                  2,300,268.983
Pilgrim High Yield Bond Fund                                     4,573,544.009
Pilgrim Intermediate Bond Fund                                   5,015,202.197
Pilgrim Internet Fund                                            8,952,404.496
Pilgrim National Tax-Exempt Bond Fund                            2,369,570.223
Pilgrim Tax Efficient Equity Fund                                4,688,263.070
ING Pilgrim Money Market Fund                                  553,628,326.977
Pilgrim GNMA Income Fund                                        70,698,507.679
Pilgrim Growth and Income Fund                                   8,298,117.168
Pilgrim Growth Opportunities Fund                               26,149,984.102
Pilgrim International Fund                                       5,254,959.426
Pilgrim MagnaCap Fund                                           34,996,604.052
Pilgrim High Yield Fund                                         54,969,434.147
Pilgrim Growth + Value Fund                                     44,337,860.756
Pilgrim International Value Fund                               213,609,406.894
Pilgrim Research Enhanced Index Fund                            16,379,818.863
Pilgrim International Core Growth Fund                           2,798,330.283
Pilgrim Worldwide Growth Fund                                   19,995,110.092
Pilgrim International SmallCap Growth Fund                      16,989,860.320
Pilgrim Emerging Countries Fund                                  9,890,507.052
Pilgrim LargeCap Growth Fund                                    19,734,351.163
Pilgrim MidCap Growth Fund                                      20,418,798.833
Pilgrim SmallCap Growth Fund                                    26,315,215.266
Pilgrim Convertible Fund                                        17,017,019.381
Pilgrim Balanced Fund                                            9,526,248.995
Pilgrim High Yield Fund II                                      31,319,084.602
Pilgrim Strategic Income Fund                                    4,815,288.846
Pilgrim Money Market Fund                                       97,826,912.135
Pilgrim SmallCap Opportunities Fund                             12,711,156.063
Pilgrim Precious Metals Fund                                    19,322,229.578
Pilgrim Russia Fund                                              6,367,553.033
Pilgrim Senior Income Fund                                      16,356,400.894
Lexington Money Market Trust                                    56,717,365.915

                                   APPENDIX 2

                   BENEFICIAL OWNERS OF MORE THAN 5% OF A FUND
                             AS OF DECEMBER 12, 2001

                                                                         CLASS AND TYPE    PERCENTAGE OF    PERCENTAGE OF
            FUND                          NAME AND ADDRESS               OF OWNERSHIP*         CLASS             FUND
            ----                          ----------------                 -----------         -----             ----
Pilgrim Asia-Pacific Equity   Robert & Pamela Buie Ttees                    Class M             5.25%           0.6309%
Fund                          FBO Robert & Pamela Buie Trust              Shareholder
                              PO Box 8365
                              Rancho Santa Fe, CA 92067

Pilgrim Balanced Fund         NWNL Ins. Co Retirement Plan                  Class A            13.67%           7.0483%
                              Lifestyle I Separate Acct. C/O            Beneficial Owner
                              Northstar Administrators
                              300 First Stamford Place
                              Stamford, CT 06902-6765

Pilgrim Balanced Fund         NWNL Ins. Co Retirement Plan                  Class A            14.16%           7.0483%
                              Lifestyle II Separate Acct. C/O           Beneficial Owner
                              Northstar Administrators
                              300 First Stamford Place
                              Stamford, CT 06902-6765

Pilgrim Balanced Fund         Northern Trust Co. TTEE FBO Reliastar         Class Q            54.31%           0.1919%
                              Success Sharing Plan & ESOP 22-47317      Beneficial Owner
                              P.O. Box 92956
                              Chicago, IL 60675-2956

Pilgrim Convertible Fund      Trust Company of America                      Class Q            15.84%           0.7867%
                              FBO TCA                                     Shareholder
                              7103 S Revere Pkwy
                              Englewood, CO 80112

Pilgrim Emerging Countries    Salomon Smith Barney Inc                      Class A             7.82%           4.3721%
Fund                          FBO Acct #00109801250                     Beneficial Owner
                              388 Greenwich Street
                              New York, NY 10013

Pilgrim European Equity Fund  Lion Connecticut Holdings Inc                 Class A            93.69%          87.0207%
                              151 Farmington Ave                          Shareholder
                              Hartford, CT 06156

Pilgrim European Equity Fund  State Street Bank & Trust Cust                Class B             5.70%           0.3380%
                              FBO James Sheroan IRA                     Beneficial Owner
                              739 Gilead Church Rd
                              Glendale, KY 42740

Pilgrim European Equity Fund  PaineWebber                                   Class C            64.68%           0.7682%
                              FBO Lynn Susan Philpot Rev Trust          Beneficial Owner
                              14 Ardor Drive
                              Orinda, CA 94563

Pilgrim Global                Lion Connecticut Holdings Inc                 Class A            16.64%           8.5265%
Communications Fund           151 Farmington Ave                          Shareholder
                              Hartford, CT 06156

Pilgrim Global                Dain Rauscher                                 Class C             5.24%           0.4947%
Communications Fund           FBO Jerry & Lyne Beck JTWROS              Beneficial Owner
                              1410 S White Chapel Road
                              Southlake, TX 76092

Pilgrim Global Info           Lion Connecticut Holdings Inc                 Class A            21.25%          12.9538%
Technology Fund               151 Farmington Ave                          Shareholder
                              Hartford, CT 06156

Pilgrim Global Info           The Public Institution for Social             Class A            11.36%           6.9267%
Technology Fund               Security                                    Shareholder
                              PO Box 24324
                              Safat 13104
                              Kuwait

Pilgrim Global Info           Carn & Co #02265101                           Class A            12.39%           7.5510%
Technology Fund               ING Savings Plan                            Shareholder
                              PO Box 96211
                              Washington, DC 20090

Pilgrim GNMA Income Fund      PaineWebber                                   Class M             8.67%           0.0054%
                              FBO Suzanne Woodward                      Beneficial Owner
                              74 Village Dr
                              Quincy, MA 02169

Pilgrim GNMA Income Fund      First Clearing Corporation Cust FBO           Class M            9.39%            0.0058%
                              Charles Banks IRA, Acct #1323-3486        Beneficial Owner
                              4723 East 138th Terrace
                              Grandview, MO 64030

Pilgrim GNMA Income Fund      Advest Inc                                    Class M             6.24%           0.0039%
                              FBO Acct #437-72613-10                    Beneficial Owner
                              90 State House Sq
                              Harford, CT 06103

Pilgrim GNMA Income Fund      Advest Inc                                    Class M             7.48%           0.0046%
                              FBO Acct #437-72439-12                    Beneficial Owner
                              90 State House Sq
                              Harford, CT 06103

Pilgrim GNMA Income Fund      NFSC FBO                                      Class M            7.17%            0.0045%
                              Jack Boyle Trust, Acct #APX-682462        Beneficial Owner
                              6110 Pleasant Ridge Rd
                              Arlington, TX 76016

Pilgrim GNMA Income Fund      PaineWebber                                   Class M            11.57%           0.0072%
                              FBO Larry Randolph                        Beneficial Owner
                              PO Box 3321
                              Weehawken, NJ 07086

Pilgrim GNMA Income Fund      Northern Trust Co. TTEE FBO Reliastar         Class Q            79.03%           0.1198%
                              Success Sharing Plan & ESOP 22-47317      Beneficial Owner
                              P.O. Box 92956
                              Chicago, IL 60675-2958

Pilgrim Growth & Income Fund  PaineWebber                                   Class C            13.76%           0.2398%
                              FBO James & Kathleen Domenico             Beneficial Owner
                              34 Tamarade Dr
                              Littleton, CO 80127

Pilgrim Growth + Value Fund   First Clearing Corporation Cust               Class Q            46.75%           0.0477%
                              FBO Acct #7246-1236, Robert Ryan IRA      Beneficial Owner
                              1345 Branchwater Lane
                              Birmingham, AL 35216

Pilgrim Growth + Value Fund   SEI Trust Co                                  Class Q            16.39%           0.0116%
                              C/O Reliastar                               Shareholder
                              1 Freedom Valley Dr
                              Oaks, PA 19456

Pilgrim Growth                State Street Bank & Trust Cust                Class A            14.31%           4.1067%
Opportunities Fund            FBO Reliastar Life Insurance Co           Beneficial Owner
                              20 Washington Ave S
                              Minneapolis, MN 55401

Pilgrim Growth                Norwest Bank Minnesota                        Class I            18.17%           2.8739%
Opportunities Fund            FBO Reliastar Pension Plan #13132700      Beneficial Owner
                              PO Box 1533
                              Minneapolis, MN 55480

Pilgrim Growth                Norwest Bank Minnesota                        Class I            81.78%          12.9332%
Opportunities Fund            FBO Reliastar Pension Plan #13132700      Beneficial Owner
                              PO Box 1533
                              Minneapolis, MN 55480

Pilgrim Growth                Northern Trust Co Ttee                        Class Q            99.82%           1.5962%
Opportunities Fund            FBO Reliastar Success Sharing Plan        Beneficial Owner
                              & ESOP #22-47317
                              PO Box 92956
                              Chicago, IL 60675

Pilgrim High Yield Bond Fund  Lion Connecticut Holdings Inc                 Class A            78.77%          64.4983%
                              151 Farmington Ave                          Shareholder
                              Hartford, CT 06156

Pilgrim High Yield Bond Fund  Margaret Engstrom Ttee                        Class B             5.59%           0.0832%
                              FBO Frederick Engstrom Trust                Shareholder
                              170 Brentwood Dr
                              Dearborn, MI 48124

Pilgrim High Yield Bond Fund  First Trust Corp Tttee                        Class C             7.36%           0.0238%
                              FBO Natasha Bennett                       Beneficial Owner
                              PO Box 173301
                              Denver, CO 80217

Pilgrim High Yield Bond Fund  John J. Donahoe & Nancy K. Donahoe            Class C             5.16%           0.1667%
                              24 Offshore LN.                             Shareholder
                              Ocean Pines, MD 21811-1908

Pilgrim High Yield Fund       National Investor Services                    Class M            17.90%           0.7573%
                              FBO Acct #509-49659-27                    Beneficial Owner
                              55 Water Street, 32nd Floor
                              New York, NY 10041

Pilgrim High Yield Fund       National Investor Services                    Class M            17.71%           0.7490%
                              FBO Acct #509-49669-25                    Beneficial Owner
                              55 Water Street, 32nd Floor
                              New York, NY 10041

Pilgrim High Yield Fund II    Northern Trust Co Ttee                        Class Q            24.48%           0.2678%
                              FBO Reliastar Success Sharing Plan        Beneficial Owner
                              & ESOP #22-47317
                              PO Box 92956
                              Chicago, IL 60675

Pilgrim High Yield Fund II    Wells Fargo Investments LLC                   Class Q            47.05%           0.5146%
                              FBO Acct #7712-3431                       Beneficial Owner
                              608 2nd Ave S Fl 8
                              Minneapolis, MN 55402

Pilgrim High Yield Fund II    Deutsche Bank Alex Brown                      Class Q            8.61%            0.0941%
                              FBO Acct #705-80762-12                    Beneficial Owner
                              PO Box 1346
                              Baltimore, MD 21203

Pilgrim High Yield Fund II    Dain Rauscher Cust                            Class Q            11.17%           0.1222%
                              FBO Donald Joseph Schulteis               Beneficial Owner
                              Segregated Rollover IRA
                              5707 Still Forest Dr
                              Dallas, TX 75252

ING Pilgrim Money Market      State Street Bank & Trust Co Cust             Class B             5.98%           0.0240%
Fund                          FBO Robert Sherman IRA                    Beneficial Owner
                              10444 Garnett St
                              Shawnee Mission, KS 66214

ING Pilgrim Money Market      Legg Mason Wood Walker, Inc                   Class B             7.53%           0.0302%
Fund                          FBO 413-70459-12                          Beneficial Owner
                              PO Box 1476
                              Baltimore, MD 21203

ING Pilgrim Money Market      Legg Mason Wood Walker, Inc                   Class B             8.00%           0.0321%
Fund                          FBO 413-05721-10                          Beneficial Owner
                              PO Box 1476
                              Baltimore, MD 21203

ING Pilgrim Money Market      Legg Mason Wood Walker, Inc                   Class B             7.43%           0.0298%
Fund                          FBO 413-70943-16                          Beneficial Owner
                              PO Box 1476
                              Baltimore, MD 21203

ING Pilgrim Money Market      First Clearing Corporation                    Class B            9.37%            0.0376%
Fund                          FBO Acct # 3216-9858, James Godwin        Beneficial Owner
                              10 Dunnam Lane
                              Houston, TX 77024

ING Pilgrim Money Market      Pineview Mobile Homes 401k Plan               Class C            26.19%           0.0780%
Fund                          PO Box 319                                  Shareholder
                              Waterville, ME 04903

ING Pilgrim Money Market      Strawser Inc 401k Plan                        Class C            10.91%           0.0325%
Fund                          1595 Frank Rd                               Shareholder
                              Columbus, OH 43223

ING Pilgrim Money Market      Alexander David Begin                         Class C            25.57%           0.0761%
Fund                          4055 Willoway Pl                            Shareholder
                              Bloomfield Hills, MI 48302

ING Pilgrim Money Market      Diane Gail Begin                              Class C            25.58%           0.0762%
Fund                          4055 Willoway Pl                            Shareholder
                              Bloomfield Hills, MI 48302

Pilgrim Intermediate Bond     Lion Connecticut Holdings Inc                 Class A            77.56%          73.1611%
Fund                          151 Farmington Ave                          Shareholder
                              Hartford, CT 06156

Pilgrim International Fund    Lion Connecticut Holdings Inc                 Class A            49.39%          43.5188%
                              5780 Powers Ferry Road NW                   Shareholder
                              Atlanta, GA 30327

Pilgrim International Fund    Carn & Co #02265101
                              ING Savings Plan
                              PO Box 96211                                  Class A            16.11%          14.1965%
                              Washington, DC 20090                        Shareholder

Pilgrim International Fund    CIBC World Markets Corp                       Class B            15.13%           0.9475%
                              FBO Acct #020-67188-27                    Beneficial Owner
                              Church Street Station
                              PO Box 3484
                              New York, NY 10008

Pilgrim International Fund    CIBC World Markets Corp                       Class B             5.30%           0.3316%
                              FBO Acct #020-67189-18                    Beneficial Owner
                              Church Street Station
                              PO Box 3484
                              New York, NY 10008

Pilgrim International Fund    Strawser Inc 401k Plan                        Class C            13.03%           0.7317%
                              1595 Frank Rd                               Shareholder
                              Columbus, OH 43223

Pilgrim International Fund    CIBC World Markets Corp                       Class C            12.02%           0.6747%
                              FBO Acct #020-67189-18                    Beneficial Owner
                              Church Street Station
                              PO Box 3484
                              New York, NY 10008

Pilgrim International Fund    Baring North America 401k Plan                Class Q            55.61%           0.0091%
                              125 High Street, Ste 2700                   Shareholder
                              Boston, MA 02110

Pilgrim International Fund    Baring North America 401k Plan                Class Q            44.38%           0.0072%
                              125 High Street, Ste 2700                   Shareholder
                              Boston, MA 02110

Pilgrim International Value   Northern Trust Co Ttee                        Class Q            18.75%           0.2280%
Fund                          FBO Reliastar Success Sharing Plan        Beneficial Owner
                              & ESOP #22-47317
                              PO Box 92956
                              Chicago, IL 60675

Pilgrim International Value   First Union National Bank                     Class Q            27.54%           0.3349%
Fund                          Omnibus Cash Acct #9999999980               Shareholder
                              1525 W WT Harris Blvd
                              Charlotte, NC 28262

Pilgrim International Value   First Union National Bank                     Class Q            11.68%           0.1420%
Fund                          Portfolio Strategies                        Shareholder
                              1525 W WT Harris Blvd
                              Charlotte, NC 28262

Pilgrim International Value   First Union National Bank                     Class Q            10.55%           0.1283%
Fund                          Omnibus Cash Acct #9999999971               Shareholder
                              1525 W WT Harris Blvd
                              Charlotte, NC 28262

Pilgrim International Value   Wells Fargo Bank MN                           Class Q             8.23%           0.1001%
Fund                          PO Box 1533                                 Shareholder
                              Minneapolis, MN

Pilgrim International Value   Mercantile Safe Deposit & Trust Co.           Class Q             5.05%           0.0614%
Fund                          FBO Lifebridge Health, Acct #3353907      Beneficial Owner
                              766 Old Hammonds Ferry Rd
                              Linthicum, MD 21090

Pilgrim International Value   MAC & Co.                                     Class I             7.50%           0.6880%
Fund                          FBO Acct #BNCF3308002                     Beneficial Owner
                              1 Mellon Center Rm 151-1035
                              Pittsburgh, PA 15258

Pilgrim LargeCap Growth Fund  Carn & Co #02265101                           Class A            12.99%           3.6277%
                              ING Savings Plan                            Shareholder
                              PO Box 96211
                              Washington, DC 20090

Pilgrim MagnaCap Fund         Norwest Bank Minnesota                        Class Q            84.73%           2.3875%
                              FBO Reliastar Pension Plan #13132700      Beneficial Owner
                              PO Box 1533
                              Minneapolis, MN 55480

Pilgrim MagnaCap Fund         Northern Trust Co Ttee                        Class Q            15.01%           0.4228%
                              FBO Reliastar Success Sharing Plan        Beneficial Owner
                              & ESOP #22-47317
                              PO Box 92956
                              Chicago, IL 60675

Pilgrim MidCap Growth Fund    Equitable Life for Acct #65                   Class Q            33.27%           1.3106%
                              On Behalf of Various 401k Plans             Shareholder
                              200 Plaza Dr Hm-2
                              Secaucus, NJ 07094

Pilgrim MidCap Growth Fund    Donald Pels                                   Class Q            24.30%           0.9571%
                              375 Park Ave, Ste 3305                      Shareholder
                              New York, NY 10152

Pilgrim MidCap                Reliastar Pension Account                     Class I           100.00%          43.0234%
Opportunities Fund            C/O Reliastar Pension Committee             Shareholder
                              20 Washington Avenue South
                              Minneapolis, MN 55401

Pilgrim MidCap                Northern Trust Co. TTEE FBO Reliastar         Class Q            98.78%           3.2115%
Opportunities Fund            Success Sharing Plan & ESOP 22-47317      Beneficial Owner
                              P.O. Box 92956
                              Chicago, IL 60675-2956

Pilgrim Money Market Fund     ING Pilgrim Capital Capital Corp              Class A             7.00%           3.4455%
                              Deferred Comp Plan                          Shareholder
                              FBO Robert Stallings
                              7337 E Doubletree Ranch Rd
                              Scottsdale, AZ 85258

Pilgrim Money Market Fund     State Street Bank & Trust Co Cust             Class C             5.13%           0.7442%
                              FBO Connie Ashmore IRA R/O                  Shareholder
                              14201 N 240th St
                              Valley, NE 68064

Lexington Money Market Trust  Star CNC Machine Tools Corp                 Shareholder           5.12%           5.1167%
                              123 Powerhouse Rd
                              Roslyn Hts, NY 11577

Pilgrim National Tax Exempt   Lion Connecticut Holdings Inc                 Class A            96.22%          88.9561%
Bond Fund                     151 Farmington Ave                          Shareholder
                              Hartford, CT 06156

Pilgrim National Tax Exempt   Estelle Simmons Rev Trust                     Class B            13.13%           0.6293%
Bond Fund                     Rt 3 Box 227                                Shareholder
                              Okemah, OK 74859

Pilgrim National Tax Exempt   Prudential Securities Inc.                    Class B            5.31%            0.2546%
Bond Fund                     FBO Richard & Sue Biery Meldgaard         Beneficial Owner
                              2402 Heritage Oaks Dr
                              Alamo, CA 94507

Pilgrim National Tax Exempt   First Clearing Corp                           Class B             5.02%           0.2406%
Bond Fund                     FBO Howard Bernstien, Acct #1512-6424     Beneficial Owner
                              2100 Pennsylvania Ave NW, Ste 800
                              Washington, DC 20037

Pilgrim National Tax Exempt   Edwin Donald Broderick Jr &                   Class C            31.97%           0.8823%
Bond Fund                     Regina Marie Broderick                      Shareholder
                              1936 Chippewa Dr
                              Wheaton, IL 60187

Pilgrim National Tax Exempt   PaineWebber                                   Class C            34.38%           0.9489%
Bond Fund                     FBO George Van Waters King Trust          Beneficial Owner
                              73-561 Minzah Way
                              Palm Desert, CA 92260

Pilgrim National Tax Exempt   PaineWebber                                   Class C            19.74%           0.5449%
Bond Fund                     FBO Miriam Van Waters King Trust          Beneficial Owner
                              73-561 Minzah Way
                              Palm Desert, CA 92260

Pilgrim Principal             LPL Financial Services                        Class Q             6.47%           0.0310%
Protection Fund               FBO Acct #5801-4755                       Beneficial Owner
                              9785 Towne Centre Dr
                              San Diego, CA 92121

Pilgrim Principal             LPL Financial Services                        Class Q            9.51%            0.0459%
Protection Fund               FBO Acct #3905-8846                       Beneficial Owner
                              9785 Towne Centre Dr
                              San Diego, CA 92121

Pilgrim Principal             Wells Fargo Brokerage Services                Class Q            11.42%           0.0551%
Protection Fund               FBO Acct #126638941                       Beneficial Owner
                              Northstar Building East, 9th Floor
                              608 2nd Ave S
                              Minneapolis, MN 55402

Pilgrim Principal             First Clearing Corporation                    Class A            13.33%           2.0010%
Protection Fund II            FBO Carol Kerley, Acct #4719-9403         Beneficial Owner
                              678 Via De La Valle
                              Solana Beach, CA 92075

Pilgrim Principal             NFSC FBO Douglas James Peters IRA             Class Q            17.42%           0.0047%
Protection Fund II            Acct # 679-279838                         Beneficial Owner
                              137 Spring Ln
                              Ringgold, GA 30736

Pilgrim Principal             NFSC FBO Betty Buffington IRA                 Class Q             8.71%           0.0023%
Protection Fund II            Acct #679-285676                          Beneficial Owner
                              2415 Royal Fern Trl
                              Chattanooga, TN 37421

Pilgrim Research Enhanced     Bear Stearns Securities Corp                  Class A             8.36%           0.6753%
Index Fund                    FBO 105-21210-17                          Beneficial Owner
                              1 Metrotech Center North
                              Brooklyn, NY 11201

Pilgrim Research Enhanced     Reliastar Pension Account                     Class I           100.00%          15.3351%
Index Fund                    C/O Reliastar Pension Committee             Shareholder
                              20 Washington Avenue South
                              Minneapolis, MN 55401

Pilgrim Research Enhanced     Northern Trust Co. TTEE FBO Reliastar         Class Q              100%           0.4235%
Index Fund                    Success Sharing Plan & ESOP 22-47317      Beneficial Owner
                              P.O. Box 92956
                              Chicago, IL 60675-2956

Pilgrim Russia Fund           NFSC FBO Robert Craddock                      Class A            11.26%          11.2615%
                              Acct #X99-335649                          Beneficial Owner
                              Norwood Clinic, Box C-230
                              Birmingham, AL 35283

Pilgrim Senior Income Fund    State Street Bank & Trust Co Cust             Class A             6.41%           0.0512%
                              FBO Mary Emard IRA                        Beneficial Owner
                              5241 Central Dr
                              Stone Mtn, GA 33083

Pilgrim Senior Income Fund    State Street Bank & Trust Co Cust             Class A             6.30%           0.0502%
                              FBO Dennis Mercurio                       Beneficial Owner
                              190 Lisle St
                              Braintree, MA 02184

Pilgrim Senior Income Fund    Lion Connecticut Holdings Inc                 Class Q            97.89%          85.4533%
                              151 Farmington Ave                          Shareholder
                              Hartford, CT 06156

Pilgrim SmallCap Growth Fund  Suntrust Bank Central FL Ttee                 Class Q             8.37%           0.1737%
                              FBO Akerman, Senterfitt & Edison PSP      Beneficial Owner
                              C/O FAS Corp Recordkeeper
                              8515 E Orchard Rd
                              Englewood, CO 80111

Pilgrim SmallCap Growth Fund  Suntrust Bank Central FL Ttee                 Class Q            19.70%           0.4088%
                              FBO Hubbard Construction Co PSP & 401k    Beneficial Owner
                              C/O FAS Corp Recordkeeper
                              8515 E Orchard Rd
                              Englewood, CO 80111

Pilgrim SmallCap Growth Fund  Susan Rand                                    Class Q             8.86%           0.1839%
                              PO Box 452                                  Shareholder
                              Salisbury, CT 06068

Pilgrim SmallCap              State Street Bank & Trust Co.                 Class A            16.74%           6.1218%
Opportunities Fund            Reliastar Life Insurance Co. Retirement   Beneficial Owner
                              Division
                              20 Washington Ave. S
                              Minneapolis, MN 55401-1908

Pilgrim SmallCap              Northern Trust Co Ttee                        Class Q           100.00%           0.6217%
Opportunities Fund            FBO Reliastar Success Sharing Plan        Beneficial Owner
                              & ESOP #22-47317
                              PO Box 92956
                              Chicago, IL 60675

Pilgrim Strategic Income      Lion Connecticut Holdings Inc                 Class A            53.19%          36.4435%
Fund                          5780 Powers Ferry Rd NW                     Shareholder
                              Atlanta, GA 30327

Pilgrim Strategic Income      LPL Financial Services                        Class Q            13.80%           0.0333%
Fund                          FBO Acct #3602-5409                       Beneficial Owner
                              9785 Towne Centre Dr
                              San Diego, CA 92121

Pilgrim Tax Efficient         Lion Connecticut Holdings Inc                 Class A            69.26%          53.6105%
Equity Fund                   151 Farmington Ave                          Shareholder
                              Hartford, CT 06156

Pilgrim Tax Efficient         Richard & Deloria Bradley                     Class C            14.39%           0.5882%
Equity Fund                   161 Copeland Rd                             Shareholder
                              Buckatunna, MS 39322

Pilgrim Worldwide Growth      Equitable Life for Acct #65                   Class Q             5.47%            0.2497%
                              On Behalf of Various 401k Plans             Shareholder
                              200 Plaza Dr Hm-2
Fund                          Secaucus, NJ 07094

*Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                   APPENDIX 3

                              OFFICERS OF THE FUNDS

NAME AND AGE                             POSITION                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------                             --------                             -------------------------------------------
James M. Hennessy                        President, Chief Executive           President and Chief Executive Officer of each of the
(Age 52)                                 Officer, and Chief Operating         Pilgrim Funds (since February 2001); Chief Operating
7337 E. Doubletree Ranch Rd.             Officer                              Officer of each of the Pilgrim Funds (since July
Scottsdale, Arizona  85258                                                    2000); Director of ING Pilgrim Group, LLC, ING
                                                                              Pilgrim Investments, LLC, ING Pilgrim Securities,
                                                                              Inc., ING Pilgrim Capital Corporation, LLC, ING
                                                                              Lexington Management Corporation, Lexington Funds
                                                                              Distributor, Inc., Market Systems Research Advisors,
                                                                              Inc., Market Systems Research, Inc., Express America
                                                                              T.C. Corporation, EAMC Liquidation Corp. (since
                                                                              December 2000); and President  and Chief Executive
                                                                              Officer of ING Pilgrim Investments, LLC, ING Pilgrim
                                                                              Group, LLC, ING Pilgrim Capital Corporation, LLC,
                                                                              ING Lexington Management Corporation, Express
                                                                              America T.C. Corporation, EAMC Liquidation Corp.
                                                                              (since December 2000).  Formerly Senior Executive
                                                                              Vice President (June 2000 - December 2000) and
                                                                              Secretary (April 1995 - December 2000), ING Pilgrim
                                                                              Capital Corporation, ING Pilgrim Group, Inc., ING
                                                                              Pilgrim  Investments, Inc., ING Lexington Management
                                                                              Corporation, Express America T.C. Corporation, EAMC
                                                                              Liquidation Corp.;  Senior  Executive Vice President
                                                                              (July 2000 - February 2001) and Secretary  (April
                                                                              1995 - February 2001) of each of the Pilgrim  Funds;
                                                                              Executive Vice President, Pilgrim Capital
                                                                              Corporation and its affiliates (May 1998 - June
                                                                              2000) and Senior Vice President,  Pilgrim Capital
                                                                              and its affiliates (April 1995 - April 1998).

Stanley D. Vyner                          Executive Vice President and        Executive Vice President of most of the Pilgrim
(Age 51)                                  Chief Investment Officer --         Funds (since July 1996).  Formerly, President and
7337 E. Doubletree Ranch Rd.              International Equities              Chief Executive Officer of ING Pilgrim Investments,
Scottsdale, Arizona  85258                                                    LLC (August 1996-August 2000).

Michael J. Roland                         Senior Vice President and           Senior Vice President and Chief Financial Officer,
(Age 43)                                  Principal Financial Officer         ING Pilgrim Group, LLC, ING Pilgrim Investments,
7337 E. Doubletree Ranch Rd.                                                  LLC, and ING Pilgrim Securities, Inc. (since June
Scottsdale, Arizona  85258                                                    1998); Senior Vice President and Principal Financial
                                                                              Officer of most of the Pilgrim Funds. He served in
                                                                              same capacity from January 1995 - April 1997.
                                                                              Formerly, Chief Financial Officer of Endeaver Group
                                                                              (April 1997 to June 1998).

Robert S. Naka                            Senior Vice President and           Senior Vice President, ING Pilgrim Investments, LLC
(Age 38)                                  Assistant Secretary                 (since November 1999) and ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Rd.                                                  (since August 1999); Senior Vice President and
Scottsdale, Arizona  85258                                                    Assistant Secretary of each of the other Pilgrim
                                                                              Funds. Formerly Vice President, ING Pilgrim
                                                                              Investments, Inc. (April 1997 - October 1999), ING
                                                                              Pilgrim Group, Inc. (February 1997 - August 1999)
                                                                              and Assistant Vice President, ING Pilgrim Group,
                                                                              Inc. (August 1995-February 1997).

Robyn L. Ichilov                          Vice President and Treasurer        Vice President, ING Pilgrim Investments, LLC (since
(Age 34)                                                                      August 1997); Accounting Manager (since November
7337 E. Doubletree Ranch Rd.                                                  1995); Vice President and Treasurer of most of the
Scottsdale, Arizona  85258                                                    Pilgrim Funds.

Kimberly A. Anderson                      Vice President and Secretary        Vice President of ING Pilgrim Group, LLC (since
(Age 37)                                                                      January 2001) and Vice President and Secretary of
7337 E. Doubletree Ranch Rd.                                                  each of the Pilgrim Funds (since February 2001).
Scottsdale, Arizona  85258                                                    Formerly Assistant Vice President and Assistant
                                                                              Secretary of each of the Pilgrim Funds (August
                                                                              1999-February 2001) and Assistant Vice President of
                                                                              ING Pilgrim Group, Inc. (November 1999-January
                                                                              2001). Ms. Anderson has held various other positions
                                                                              with ING Pilgrim Group, Inc. for more than the last
                                                                              five years.

Ralph G. Norton III                       Senior Vice President and           Senior Vice President and Chief Investment Officer,
(Age 42)                                  Chief Investment Officer            Fixed Income, ING Pilgrim Investments, LLC (since
7337 E. Doubletree Ranch Rd.              - Fixed Income                      August 2001). Formerly, Senior Market Strategist,
Scottsdale, Arizona  85258                                                    Aeltus Investment Management, Inc. (from January
                                                                              2001 to August 2001); Chief Investment Officer, ING
                                                                              Mutual Funds Management Co. (1990 to January 2001).

Mary Lisanti                              Executive Vice President and        Executive Vice President of the Pilgrim Funds (since
(Age 45)                                  Chief Operating Officer             May 1998). Formerly Portfolio Manager, Strong
7337 E. Doubletree Ranch Rd.              -- Domestic Equities                Capital Management; and Managing Director and Head
Scottsdale, Arizona  85258                                                    of Small- and Mid-Capitalization Equity Strategies
                                                                              at Bankers Trust Corp. (1993-1996).

                                   APPENDIX 4

                              REORGANIZATION CHARTS

The Income Funds are each to be reorganized as a series of Pilgrim Funds Trust, a Delaware business trust, as follows:

                            Pilgrim GNMA Income Fund
     (sole series of Pilgrim GNMA Income Fund, Inc., a Maryland corporation)

                             Pilgrim High Yield Fund
      (a series of Pilgrim Investment Funds, Inc., a Maryland corporation)

                           Pilgrim High Yield Fund II
          (a series of Pilgrim Mutual Funds, a Delaware business trust)

                          Pilgrim Strategic Income Fund
          (a series of Pilgrim Mutual Funds, a Delaware business trust)

                            Pilgrim Money Market Fund
          (a series of Pilgrim Mutual Funds, a Delaware business trust)

                          Lexington Money Market Trust
  (sole series of Lexington Money Market Trust, a Massachusetts business trust)

The International Funds are each to be reorganized as a series of Pilgrim Mutual Funds, a Delaware business trust, as follows:

                        Pilgrim Asia-Pacific Equity Fund
       (a series of Pilgrim Advisory Funds, Inc., a Maryland corporation)

                           Pilgrim International Fund
    (sole series of Pilgrim International Fund, Inc., a Maryland corporation)

                        Pilgrim International Value Fund
      (a series of Pilgrim Mayflower Trust, a Massachusetts business trust)

                          Pilgrim Precious Metals Fund
   (sole series of Pilgrim Precious Metals Fund, Inc., a Maryland corporation)

                               Pilgrim Russia Fund
       (sole series of Pilgrim Russia Fund, Inc., a Maryland corporation)

The Equity Funds are each to be reorganized as a series of Pilgrim Equity Trust, a Massachusetts business trust, as follows:

                         Pilgrim Financial Services Fund
 (sole series of Pilgrim Financial Services Fund, Inc., a Maryland corporation)

                         Pilgrim Growth and Income Fund
  (sole series of Pilgrim Growth and Income Fund, Inc., a Maryland corporation)

                        Pilgrim Growth Opportunities Fund
               (sole series of Pilgrim Growth Opportunities Fund,
                        a Massachusetts business trust)

                              Pilgrim MagnaCap Fund
       (series of Pilgrim Investment Funds, Inc., a Maryland corporation)

                           Pilgrim Growth + Value Fund
      (a series of Pilgrim Mayflower Trust, a Massachusetts business trust)

                      Pilgrim Research Enhanced Index Fund
      (a series of Pilgrim Mayflower Trust, a Massachusetts business trust)

                          Pilgrim LargeCap Growth Fund
          (a series of Pilgrim Mutual Funds, a Delaware business trust)

                           Pilgrim MidCap Growth Fund
          (a series of Pilgrim Mutual Funds, a Delaware business trust)

                          Pilgrim SmallCap Growth Fund
          (a series of Pilgrim Mutual Funds, a Delaware business trust)

                            Pilgrim Convertible Fund
          (a series of Pilgrim Mutual Funds, a Delaware business trust)

                              Pilgrim Balanced Fund
          (a series of Pilgrim Mutual Funds, a Delaware business trust)

                       Pilgrim SmallCap Opportunities Fund
              (sole series of Pilgrim SmallCap Opportunities Fund,
                        a Massachusetts business trust)

                                   APPENDIX 5

                INFORMATION REGARDING PRICEWATERHOUSECOOPERS LLP

AUDIT FEES

Audit fees billed by PWC for Funds with the fiscal year ended March 31, 2001 totaled $145,300.

Audit fees billed by PWC for Funds with the fiscal year ended October 31, 2000 totaled $447,140.

ALL OTHER FEES

For all other services related to the audit periods of fiscal year ended March 31, 2001 and fiscal year ended October 31, 2000, PWC billed the Funds, the investment adviser and any entity controlling, controlled by or under common control with the adviser, $488,160. All other services include tax advisory and compliance services, training courses, agreed upon procedures and review of filings made with the SEC. The Audit Committee of the Board will periodically consider whether PWC's receipt of non-audit fees from each of the Funds, ING Pilgrim and all entities controlling, controlled by, or under common control with ING Pilgrim that provide services to the Funds is compatible with maintaining PWC's independence.

                         INFORMATION REGARDING KPMG LLP

AUDIT FEES

Audit fees billed by KPMG for Funds with the fiscal year ended February 28, 2001 totaled $35,000.

Audit fees billed by KPMG for Funds with the fiscal year ended May 31, 2001 totaled $223,935.

Audit fees billed by KPMG for Funds with the fiscal year ended December 31, 2000 totaled $83,250.

ALL OTHER FEES

For all other services provided during the period of January 1, 2000 to October 31, 2001, KPMG billed the Funds, the Funds' investment adviser and any other entities controlled by the investment adviser, $387,460. All other Services include tax advisory and compliance services, agreed upon procedures , review of filings made with the SEC and other procedures. The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from each of the Funds, ING Pilgrim and all entities controlling, controlled by, or under common control with ING Pilgrim that provide services to the Funds is compatible with maintaining KPMG's independence.

On February 26, 2001, based on recommendations from management and the Audit Committee, the Board of Pilgrim Investment Funds, Inc., on behalf of Pilgrim GNMA Income Fund and Pilgrim High Yield Fund approved changing the independent auditor to PWC for Pilgrim GNMA Income Fund and Pilgrim High Yield Fund. The change was part of the standardizing of the accountancy process to ensure that the Income Funds in the Pilgrim Fund complex share the same independent auditor. The prior firm, KPMG LLP, had not issued a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the two years preceding the change in independent auditors and the subsequent interim period, Pilgrim GNMA Income Fund and Pilgrim High Yield Fund have had no disagreements with KPMG regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On February 26, 2001, based on recommendations from management and the Audit Committee, the Board of Pilgrim Mayflower Trust, on behalf of Pilgrim Growth + Value Fund and Pilgrim Research Enhanced Index Fund approved changing the independent auditor to KPMG for Pilgrim Growth & Value Fund and Pilgrim Research Enhanced Index Fund. The change was part of standardizing the accountancy process to ensure that the Domestic Equity Funds in the Pilgrim Fund complex shared the same independent auditor. The prior firm, PWC, had not issued a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the two years preceding the change in independent auditors and the subsequent interim period, Pilgrim Growth & Value Fund and Pilgrim Research Enhanced Index Fund have had no disagreements with PWC regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On March 23, 2001, based on recommendations from management and the Audit Committee, the Board of Lexington Money Market Trust approved changing the independent auditor to PWC. This decision was ratified at a meeting of the Board and the Audit Committee on May 9, 2001. The change was part of standardizing the accountancy process to ensure that the Income Funds in the Pilgrim Fund complex shared the same independent auditor. The prior firm, KPMG, had not issued a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the two years preceding the change in independent auditors and the subsequent interim period, the Trust has had no disagreements with KPMG regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On March 23, 2001, based on recommendations from management and the Audit Committee, the Board of Pilgrim Funds Trust ("Trust"), on behalf of Pilgrim High Yield Bond Fund, Pilgrim Intermediate Bond Fund, ING Pilgrim Money Market Fund, Pilgrim National Tax-Exempt Bond Fund, Pilgrim Global Communications Fund, Pilgrim Global Information Technology Fund and Pilgrim European Equity Fund, approved changing the independent auditor to PWC. This decision was ratified at a meeting of the Board and the Audit Committee on May 9, 2001. The change was part of standardizing the accountancy process to ensure that the Income and International Funds in the Pilgrim Fund complex shared the same independent auditor. The prior firm, Ernst & Young LLP, had not issued a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the two years preceding the change in independent auditors and the subsequent interim period, the Trust has had no disagreements with Ernst & Young LLP regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On March 23, 2001, based on recommendations from management and the Audit Committee, the Board of Pilgrim Funds Trust ("Trust") on behalf of the Pilgrim Internet Fund and Pilgrim Tax Efficient Equity Fund approved changing the independent auditor to KPMG. This decision was ratified at a meeting of the Board and the Audit Committee on May 9, 2001. The change was part of standardizing the accountancy process to ensure that the Domestic Funds in the Pilgrim Funds complex shared the same independent auditor. The prior firm, Ernst & Young LLP, had not issued a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the two years preceding the change in independent auditors and the subsequent interim period, the Trust has had no disagreements with Ernst & Young LLP regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On November 2, 2000, based on recommendations from management and the Audit Committee, the Board of Pilgrim Mutual Funds on behalf of the Pilgrim International Core Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International SmallCap Growth Fund and Pilgrim Emerging Countries Fund approved changing the independent auditor to PWC. The change was part of standardizing the accountancy process to ensure that the International Funds in the Pilgrim Funds complex shared the same independent auditor. The prior firm, KPMG, had not issued a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the two years preceding the change in independent auditors and the subsequent interim period, the Funds have had no disagreements with KPMG regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On September 28, 2000, based on recommendations from management and the Audit Committee, the Board of Pilgrim Mutual Funds on behalf of the Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II and Pilgrim Money Market Fund approved changing the independent auditor to PWC. The change was part of standardizing the accountancy process to ensure that the Income Funds in the Pilgrim Funds complex shared the same independent auditor. The prior firm, KPMG, had not issued a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the two years preceding the change in independent auditors and the subsequent interim period, the Funds have had no disagreements with KPMG regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

December 18, 2001

Securities and Exchange Commission
Washington D.C.

Ladies and Gentlemen:

We were previously principal auditors for the Pilgrim GNMA Income Fund, Pilgrim High Yield Fund, Lexington Money Market Fund, Pilgrim International Core Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Small Cap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, and Pilgrim Money Market Fund.

Under the date of August 2, 2000, we reported on the statements of assets and liabilities, including the portfolios of investments, of the Pilgrim High Yield Fund, Pilgrim International Core Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Small Cap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, and Pilgrim Money Market Fund as of June 30, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the three month period ended June 30, 1999, except for the Pilgrim High Yield Fund for which we audited the statements of changes in net assets for each of the years in the two-year period ended June 30, 2000 and the financial highlights for each of the years in the five-year period ended June 30, 2000, and the Pilgrim Money Market Fund for which we audited the statements of operations, changes in net assets, and financial highlights for the period from July 12, 1999 (commencement of operations) to June 30, 2000. Under the date of February 26, 2001, we reported on the statements of assets and liabilities, including the portfolios of investments, of the Pilgrim GNMA Income Fund and Lexington Money Market Trust as of December 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.

On February 26, 2001, our appointment as principal auditor of the Pilgrim GNMA Income Fund and Pilgrim High Yield Fund was terminated. On March 23, 2001 our appointment as principal auditor of the Lexington Money Market Fund was terminated. On November 2, 2000, our appointment as principal auditor of the Pilgrim International Core Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Small Cap Growth Fund, Pilgrim Emerging Countries Fund was terminated. On September 28, 2000 our appointment as principal auditor of the Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, and Pilgrim Money Market Fund was terminated .

We have read the Funds' statements included in Appendix 5 to the preliminary Proxy Statement filed on December 18, 2001 and agree with such statements, except that we are not in a position to agree or disagree with the Funds' stated reason for changing principal auditors.

/s/ KPMG LLP

                                                                       EXHIBIT A














                            [[AMENDED AND RESTATED]]

                              DECLARATION OF TRUST

                      [NORTHSTAR] [[PILGRIM]] EQUITY TRUST

                    DATED: [JUNE] [[ ]], [12, 1998] [[2002]]



                Insertions are indicated by [[double brackets]].
                 Deletions are indicated by [single brackets].

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I -- NAME AND DEFINITIONS..............................................1

  Section 1.1   Name...........................................................1
  Section 1.2   Definitions....................................................1

ARTICLE II -- TRUSTEES.........................................................3

  Section 2.1   General Powers.................................................3
  Section 2.2   Investments....................................................3
  Section 2.3   Legal Title....................................................5
  Section 2.4   Issuance and Repurchase of Shares..............................5
  Section 2.5   Delegation: Committees.........................................5
  Section 2.6   Collection and Payment.........................................6
  Section 2.7   Expenses.......................................................6
  Section 2.8   Manner of Acting; By-laws......................................6
  Section 2.9   Miscellaneous Powers...........................................6
  Section 2.10  Principal Transactions.........................................7
  Section 2.11  Number of Trustees.............................................7
  Section 2.12  Election and Term..............................................7
  Section 2.13  Resignation and Removal........................................7
  Section 2.14  Vacancies......................................................8
  Section 2.15  Delegation of Power to Other Trustees..........................8

ARTICLE III -- CONTRACTS.......................................................8

  Section 3.1   Distribution Contract..........................................8
  Section 3.2   Advisory or Management Contract................................9
  Section 3.3   Administrator..................................................9
  Section 3.4   Transfer Agent and Shareholder Servicing Agents................9
  Section 3.5   Affiliations of Trustees or Officers...........................9
  Section 3.6   Compliance with 1940 Act......................................10

ARTICLE IV -- LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS...10

  Section 4.1   No Personal Liability of Shareholders, Trustees, Etc..........10
  Section 4.2   Non-Liability of Trustees.....................................11

                                                                            PAGE
                                                                            ----

  Section 4.3   Mandatory Indemnification.....................................11
  Section 4.4   No Bond Required of Trustees..................................12
  Section 4.5   No Duty of Investigation: Notice in Trust Instruments Etc.....12
  Section 4.6   Reliance on Experts...........................................13

ARTICLE V -- SHARE OF BENEFICIAL INTEREST.....................................13

  Section 5.1   Beneficial Interest...........................................13
  Section 5.2   Rights of Shareholders........................................13
  Section 5.3   Trust Only....................................................14
  Section 5.4   Issuance of Shares............................................14
  Section 5.5   Register of Shares............................................14
  Section 5.6   Transfer of Shares............................................14
  Section 5.7   Notices, Reports..............................................15
  Section 5.8   Treasury Shares...............................................15
  Section 5.9   Voting Powers.................................................15
  Section 5.10  Meetings of Shareholders......................................16
  Section 5.11  Series Designation............................................16
  Section 5.12  Assent to Declaration of Trust................................18
  Section 5.13  Class Designation.............................................18

ARTICLE VI -- REDEMPTION AND REPURCHASE OF SHARES.............................19

  Section 6.1   Redemption of Shares..........................................19
  Section 6.2   Price.........................................................19
  Section 6.3   Payment.......................................................19
  Section 6.4   Effect of Suspension of Determination of Net Asset Value......20
  Section 6.5   Repurchase by Agreement.......................................20
  Section 6.6   Redemption of Sub-Minimum Accounts............................20
  Section 6.7   Redemption of Shares in Order to Qualify as Regulated
                 Investment Company; Disclosure of Holding....................20
  Section 6.8   Reductions in Number of Outstanding Shares Pursuant to
                 Net Asset Value Formula......................................21
  Section 6.9   Suspension of Right of Redemption.............................21

ARTICLE VII -- DETERMINATION OF NET ASSET VALUE, NET INCOME AND
                DISTRIBUTIONS.................................................21

  Section 7.1   Net Asset Value...............................................21
  Section 7.2   Distributions to Shareholders.................................22

                                                                            PAGE
                                                                            ----

  Section 7.3   Determination of Net Income: Constant Net Asset Value:
                 Reduction of Outstanding Shares..............................23
  Section 7.4   Allocation Between Principal and Income.......................23
  Section 7.5   Power to Modify Foregoing Procedures..........................24

ARTICLE VIII -- DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.......24

  Section 8.1   Duration......................................................24
  Section 8.2   Termination of Trust..........................................24
  Section 8.3   Amendment Procedure...........................................24
  Section 8.4   Merger........................................................25
  Section 8.5   Incorporation.................................................25

ARTICLE IX -- REPORTS TO SHAREHOLDERS.........................................26

ARTICLE X -- MISCELLANEOUS....................................................26

  Section 10.1  Filing........................................................26
  Section 10.2  Governing Law.................................................26
  Section 10.3  Counterparts..................................................27
  Section 10.4  Reliance by Third Parties.....................................27
  Section.10.5  Provisions in Conflict with law or Regulations................27
  Section 10.6  Principal Place of Business...................................27
  Section 10.7  Resident Agent................................................27

                  [[AMENDED AND RESTATED]] DECLARATION OF TRUST
                      [NORTHSTAR] [[PILGRIM]] EQUITY TRUST

                     DATED: [JUNE 12, 1998] [[ ]], [[2002]]

     DECLARATION OF TRUST, made this [12] [[ ]]th day of [JUNE] [[ ]], [1998] 2002 by the undersigned Trustees (Together with all other persons from time to time duly elected, qualified and serving as Trustees.) in accordance with the provisions of Article II hereof, (the "Trustees");

     WHEREAS, the Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

     WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided; and

     NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued hereunder, and subject to the provisions hereof.

                                    ARTICLE I

                              NAME AND DEFINITIONS

     SECTION 1.1. NAME. The name of the Trust created hereby is "[Northstar] [[Pilgrim]] Equity Trust".

     SECTION 1.2. DEFINITIONS. Wherever they are used herein the following terms have the following respective meanings:

          (a) "ADMINISTRATOR" means a party furnishing services to the Trust pursuant to any contract described in Section 3.3 hereof.

          (b) "BY-LAWS" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

          (c) "CLASS" means the two or more classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

          (d) "COMMISSION" has the meaning given it in the 1940 Act. The term "INTERESTED PERSON" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "VOTE OF A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE" shall have the same meaning as the term "VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" given it in the 1940 Act.

          (e) "CUSTODIAN" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(t).

          (f) "DECLARATION" means this Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to "DECLARATION," "HEREOF," "HEREIN," and "HEREUNDER" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

          (g) "DISTRIBUTOR" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

          (h) "HIS" shall include the feminine and neuter, as well as the masculine genders.

          (i) "INVESTMENT ADVISER" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

          (j) "MUNICIPAL BONDS" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from regular Federal income tax.

          (k) The "1940 ACT" means the Investment Company Act of 1940, as amended from time to time.

          (1) "PERSON" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          (m) "SERIES" individually or collectively means the two or more Series as may be established and designated from time. to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

          (n) "SHAREHOLDER" means a record owner of Outstanding Shares.

          (o) "SHAREHOLDER SERVICING AGENT" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section
3.4 hereof.

          (p) "SHARES" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "OUTSTANDING SHARES" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

          (q) "TRANSFER AGENT" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

          (r) "TRUST" means the Trust referred to in Section 1.1.

          (s) "TRUST PROPERTY" means any and all property, real or personal, tangible or in tangible, which is owned or held by or for the account of the Trust or the Trustees.

          (t) "TRUSTEES" means the person or person who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or person in this capacity or their capacities as trustees hereunder.

                                   ARTICLE II

                                    TRUSTEES

     SECTION 2.1. GENERAL POWERS. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of [American] [[America]], in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

     SECTION 2.2. INVESTMENTS. The Trustees shall have the power:

          (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

          (b) To invest in, hold for investment, or reinvest in, securities, including common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; any form of gold or other precious metal; commodity contracts; shares of, or any other interest in, any investment company as defined in the 1940 Act; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; "when issued" contracts for any such securities, contracts or interests; to retain Trust assets in cash and from time to time to change the securities contracts or interest in which the assets of the Trust are invested.

          (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities, contracts or interests, and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

          (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

          (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

          (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust property.

          (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

          (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

          (i) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or Proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either along or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connection with the aforesaid business or purposes, objects or powers.

          The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

          The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investment which may be made by fiduciaries.

     SECTION 2.3. LEGAL TITLE. Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     SECTION 2.4. ISSUANCE AND REPURCHASE OF SHARES. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporation.

     SECTION 2.5. DELEGATION; COMMITTEES. the Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegations permitted by the 1940 Act.

     SECTION 2.6. COLLECTION AND PAYMENT. The Trustees shall have the power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     SECTION 2.7. EXPENSES. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

     SECTION 2.8. MANNER OF ACTING; BY-LAWS. Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustee may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

     Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

     SECTION 2.9. MISCELLANEOUS POWERS. Subject to Section 5.11 hereof, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, the Administrator, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and
(i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

     SECTION 2.10. PRINCIPAL TRANSACTIONS. Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or transfer agent or with any interested Person of such Person; and the Trust may employ any such person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or Custodian upon customary terms.

     SECTION 2.11. NUMBER OF TRUSTEES. The number of Trustees shall initially be two (2), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than fifteen (15).

     SECTION 2.12. ELECTION AND TERM. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares [voting] [[voted in person or by proxy]] at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

     SECTION 2.13. RESIGNATION AND REMOVAL. Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     SECTION 2.14.VACANCIES. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

     SECTION 2.15. DELEGATION OF POWER TO OTHER TRUSTEES. Any Trustee may, by power of attorney, delegate his power for a period not to exceed six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

                                   ARTICLE III

                                    CONTRACTS

     SECTION 3.1. DISTRIBUTION CONTRACT. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-Laws, and such further terms and conditions as the

Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-Laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees. Such contract may also further provide that such other party may enter into selected dealer agreements with registered securities dealers to further the purpose of the distribution or repurchase of the Shares. The foregoing services may be provided by one or more persons.

     SECTION 3.2. ADVISORY OR MANAGEMENT CONTRACT. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

     The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

     SECTION 3.3. ADMINISTRATOR. The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of this Declaration or the By-Laws. Such services may be provided by one or more persons.

     SECTION 3.4. TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS. The Trustees may in their discretion from time to time enter into one or more transfer agency contracts and one or more shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terns and conditions are not inconsistent with the provisions of this Declaration or the By-Laws. Such services may be provided by one or more Persons.

     SECTION 3.5. AFFILIATIONS OF TRUSTEES OR OFFICERS. ETC.

The fact that:

               (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or
3.4 above or any Custodian contract as described in Article X of the By-Laws, or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

               (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

     SECTION 3.6. COMPLIANCE WITH 1940 ACT. Any contract entered into pursuant to Sections 3.1 or 3.2, shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                              TRUSTEES AND OFFICERS

     SECTION 4.1. NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     SECTION 4.2. NON-LIABILITY OF TRUSTEES. ETC. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     SECTION 4.3. MANDATORY INDEMNIFICATION. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

               (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                    (A) by the court or other body approving the settlement or other disposition; or

                    (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

               (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

               (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Disinterested Trustee" is one who is not
(i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

     SECTION 4.4. NO BOND REQUIRED OF TRUSTEES. No Trustee shall be obligated to give any bond or other security for the Performance of any of his duties hereunder.

     SECTION 4.5. NO DUTY OF INVESTIGATION: NOTICE IN TRUST INSTRUMENTS ETC. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in thier capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

     SECTION 4.6. RELIANCE ON EXPERTS. ETC. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARE OF BENEFICIAL INTEREST

     SECTION 5.1. BENEFICIAL INTEREST. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of shares, shall be fully paid and non-assessable.

     SECTION 5.2. RIGHTS OF SHAREHOLDERS. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust nor can they suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

     SECTION 5.3. TRUST ONLY. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or [member] [[members]] of a joint stock association.

     SECTION 5.4. ISSUANCE OF SHARES. The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

     SECTION 5.5. REGISTER OF SHARES. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

     SECTION 5.6. TRANSFER OF SHARES. Except as otherwise provided by the Trustees, shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matter as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

     SECTION 5.7. NOTICES, REPORTS. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder (i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholders address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or (iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or cause to be delivered to the Trust written notice setting forth such Shareholder's then current address.

     SECTION 5.8. TREASURY SHARES. Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

     SECTION 5.9. VOTING POWERS. The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any investment advisory or management contract entered into pursuant to Section 3.2;
(iv) with respect to termination of the Trust as provided in Section 8.2; (v) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (vi) with respect to any merger, consolidation or sale of assets as provided in Section 8.4; (vii) with respect to incorporation of the Trust or any Series to the extent and as provided in Section 8.5; (viii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be bought or maintained derivitavely or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); (ix) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (x) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-Laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders votes and meetings and related matters.

     SECTION 5.10. MEETINGS OF SHAREHOLDERS. Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. At any meeting of Shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the Agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes.

     SECTION 5.11. SERIES DESIGNATION. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all series as the context may require.

     If the Trustees shall divide the Shares of the Trust into two or more Series, the following provisions shall be applicable:

          (a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

          (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

          (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

          (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other series.

          (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

          (f) The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

     SECTION 5.12. ASSENT TO DECLARATION OF TRUST. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

     SECTION 5.13. CLASS DESIGNATION. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

     If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

          (a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

          (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares of the Trust or any Series or any Shares previously issued and reacquired of any Class of the Trust or of any Series into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

          (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

          (d) The establishment and designation of any Class of Shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

     SECTION 6.1. REDEMPTION OF SHARES. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

     The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at the office of the Transfer Agent, the Shareholder Servicing Agent, which is the agent of record for such Shareholder, or at the office of any bank or trust company, either in or outside the office of any bank or trust company, either in or outside the Commonwealth of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent or the said Shareholder Servicing Agent has designated for that purpose, or at such office or agency as may be designated from time to time in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

     SECTION 6.2. PRICE. Shares shall be redeemed at their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

     SECTION 6.3. PAYMENT. Payment for such Shares shall be made in cash or in property out of the assets of the relevant series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

     SECTION 6.4. EFFECT OF SUSPENSION OF DETERMINATION OF NET ASSET VALUE. If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven
(7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

     SECTION 6.5. REPURCHASE BY AGREEMENT. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

     SECTION 6.6. REDEMPTION OF SUB-MINIMUM ACCOUNTS. The Trust shall have the right at any time without prior notice to the shareholder to redeem shares of any shareholder for their then current net asset value per share if at such time the shareholder own Shares having an aggregate net asset value of less than an amount set forth from time to time by the Trustees, subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine.

     SECTION 6.7. REDEMPTION OF SHARES IN ORDER TO QUALIFY AS REGULATED INVESTMENT COMPANY; DISCLOSURE OF HOLDING. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

     The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

     SECTION 6.8. REDUCTIONS IN NUMBER OF OUTSTANDING SHARES PURSUANT TO NET ASSET VALUE Formula. The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

     SECTION 6.9. SUSPENSION OF RIGHT OF REDEMPTION. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings,
(ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or
(iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the Period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

     SECTION 7.1. NET ASSET VALUE. The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of the amortized cost of such securities in the case of money market securities, market value in the case of other securities, or by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, of the Trust as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the custodian, the Transfer Agent or such other person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     SECTION 7.2. DISTRIBUTIONS TO SHAREHOLDERS. The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. To the extent the Trustees deem it appropriate as a matter of administrative convenience, distributions to Shareholders may be effected on different dates to different Shareholders, provided that such distributions shall be made at regularly occurring intervals of approximately the same length with respect to each Shareholder of the Trust. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

     Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

     SECTION 7.3. DETERMINATION OF NET INCOME; CONSTANT NET ASSET VALUE; REDUCTION OF OUTSTANDING SHARES. Subject to Section 5.11 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee and service fees, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided therein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata shares of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero, or (iv) to combine the methods described in clauses
(i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

     SECTION 7.4. ALLOCATION BETWEEN PRINCIPAL AND INCOME. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

     SECTION 7.5. POWER TO MODIFY FOREGOING PROCEDURES. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                  ARTICLE VIII

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

     SECTION 8.1. DURATION. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

     SECTION 8.2. TERMINATION OF TRUST. (a) The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders a majority of the Shares of the Trust or Series outstanding and entitled to vote, at any meeting of Shareholders. Upon the termination of the Trust or any Series,

               (i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

               (ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

               (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

          (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

     SECTION 8.3. AMENDMENT PROCEDURE. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares [outstanding and entitled to vote] [[of the Trust voted in person or by proxy at a meeting of Shareholders]]. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

          (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Noting contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     SECTION 8.4. MERGER. CONSOLIDATION AND SALE OF ASSETS. The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders of the Trust or Series called for the purpose by the affirmative vote of the holders of a majority of the Shares of the Trust or Series [[voted in person or by proxy at such meeting.]]

     SECTION 8.5. INCORPORATION. With the approval of the holders of a majority of the Shares of the Trust or any Series outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, partnership, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, partnership, trust, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire Shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, partnership, trust, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, partnerships, trusts, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

     The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.1. FILING. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

     SECTION 10.2. GOVERNING LAW. This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of [very] [[every]] provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

     SECTION 10.3. COUNTERPARTS. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     SECTION 10.4. RELIANCE BY THIRD PARTIES. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     SECTION.10.5. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

          (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration or jurisdiction.

     SECTION 10.6. PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Trust is [300 First Stamford Place, Stamford, CT 06902] [[40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004]]. The principal place of business may be changed by resolution of a majority of the Trustees.

     SECTION 10.7. RESIDENT AGENT. The Trust shall maintain a resident agent in the Commonwealth of Massachusetts, which agent shall initially be CT Corporation System, 2 Oliver Street, Boston, MA 02109. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the Commonwealth.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of June.


                             ------------------------------------
                             (as Trustee and not individually)
                             Ten Post Office Square, Suite 1230
                             Boston, MA 02109

                             ------------------------------------
                             (as Trustee and not individually)
                             Ten Post Office Square, Suite 1230
                             Boston, MA 02109

COMMONWEALTH OF MASSACHUSETTS

                    SS.                           June 12, 1998

There personally appeared the above named _____________ and ________________ who acknowledge the foregoing instrument to be their free act and deed.


                                    Before me


                                    -----------------------------
                                    Notary Public

My commission expires

                                                                       EXHIBIT B



                              AMENDED AND RESTATED
                              DECLARATION OF TRUST*

                                       OF

                         NICHOLAS-APPLEGATE MUTUAL FUNDS

                            A DELAWARE BUSINESS TRUST

                                DECEMBER 17, 1992


















* Reflects only substantive amendments to the Amended and Restated Declaration of Trust.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                         NICHOLAS-APPLEGATE MUTUAL FUNDS

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Article I - The Trust..........................................................1

   1.1   Name..................................................................1
   1.2   Trust Purpose.........................................................1
   1.3   Definitions...........................................................2

Article II - Trustees..........................................................3

   2.1   Number and Qualification..............................................3
   2.2   Term and Election.....................................................4
   2.3   Resignation and Removal...............................................4
   2.4   Vacancies.............................................................4
   2.5   Meetings..............................................................5
   2.6   Officers: Chairman of the Board.......................................6
   2.7   By-Laws...............................................................6

Article III - Powers of Trustees...............................................6

   3.1   General...............................................................6
   3.2   Investments...........................................................6
   3.3   Legal Title...........................................................7
   3.4   Sale of Interests.....................................................7
   3.5   Borrow Money..........................................................7
   3.6   Delegation: Committees................................................7
   3.7   Collection and Payment................................................7
   3.8   Expenses..............................................................7
   3.9   Miscellaneous Powers..................................................8
   3.10  Further Powers........................................................8

Article IV - Investment Advisory, Administrative Services and Placement
             Agent Arrangements................................................8

   4.1   Investment Advisory and Other Arrangements............................8
   4.2   Parties To Contract...................................................9

Article V - Limitations of Liability...........................................9

   5.1   No Personal Liability of Trustees, Officers, Employees, Agents........9
   5.2   Indemnification of Trustees, Officers, Employees, Agents..............9
   5.3   Liability of Holders; Indemnification................................10
   5.4   No Bond Required of Trustees.........................................10
   5.5   No Duty of Investigation; Notice in Trust Instruments, Etc...........10
   5.6   Reliance On Experts, Etc.............................................11
   5.7   Assent to Declaration................................................11

                                                                            PAGE
                                                                            ----

Article VI - Interests in the Trust...........................................11

   6.1   Interests............................................................11
   6.2   Rights of Holders....................................................11
   6.3   Register of Interests................................................11
   6.4   Notices..............................................................12
   6.5   No Pre-Emptive Rights; Derivative Suits..............................12
   6.6   No Appraisal Rights..................................................12

Article VII - Purchases and Redemptions.......................................12

   7.1   Purchases............................................................12
   7.2   Redemption By Holder.................................................12
   7.3   Redemption By Trust..................................................13
   7.4   Net Asset Value......................................................13

Article VIII - Holders........................................................13

   8.1   Meetings of Holders..................................................13
   8.2   Notice of Meetings...................................................14
   8.3   Record Date For Meetings.............................................14
   8.4   Proxies, Etc.........................................................14
   8.5   Reports..............................................................15
   8.6   Inspection of Records................................................15
   8.7   Voting Powers........................................................15
   8.8   Series of Interests..................................................15
   8.9   Holder Action By Written Consent.....................................18
   8.10  Holder Communications................................................18

Article IX -Duration; Termination of Trust; Amendment;
Mergers; Etc..................................................................18

   9.1   Duration.............................................................18
   9.2   Termination of Trust.................................................19
   9.3   Amendment Procedure..................................................19
   9.4   Merger, Consolidation and Sale of Assets.............................20
   9.5   Incorporation........................................................20

Article X - Miscellaneous.....................................................21

   10.1  Certificate of Designation; Agent For Service of Process.............21
   10.2  Governing Law........................................................21
   10.3  Counterparts.........................................................21
   10.4  Reliance By Third Parties............................................21
   10.5  Provisions In Conflict With Law or Regulations.......................22
   10.6  Trust Only...........................................................22
   10.7  Withholding..........................................................22
   10.8  Headings and Construction............................................22

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                         NICHOLAS-APPLEGATE MUTUAL FUNDS

     This AMENDED AND RESTATED DECLARATION OF TRUST of NICHOLAS-APPLEGATE MUTUAL FUNDS is made on the 17th day of December, 1992 by the party signatory hereto, as trustee.

     WHEREAS, Nicholas-Applegate Mutual Funds has heretofore been formed as a business trust under the law of Delaware for the investment and reinvestment of its assets, by the execution of the Declaration of Trust of Nicholas-Applegate Mutual Funds on December 17, 1992; and

     WHEREAS, the Trustee desires to amend and restate such Declaration of Trust in its entirety; and

     WHEREAS, it is proposed that the Trust assets be composed of cash, securities and other assets contributed to the Trust by the holders of interests in the Trust entitled to ownership rights in the Trust;

     NOW, THEREFORE, the Trustee hereby declares that the Trustees will hold in trust all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder, and manage and dispose of the same for the benefit of the holders of interests in the Trust and subject to the following terms and conditions, and the Declaration of Trust is amended and restated to read in full as set forth herein.

                                   ARTICLE I

                                    THE TRUST

     1.1 NAME. The name of the trust created hereby (the "Trust") shall be "Nicholas-Applegate Mutual Funds", and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall not refer to the Trustees in their individual capacities or to the officers, agents, employees or holders of interest in the Trust. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810 (b) of the DBTA. Any such instrument shall not require the approval of the holders of interests in the Trust, but shall have the status of an amendment to this Declaration.

     1.2 TRUST PURPOSE. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the DBTA, and in connection therewith the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware business trust.

     1.3 DEFINITIONS. As used in this Declaration, the following terms shall have the following meanings:

          (a) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

          (b) "AFFILIATED PERSON", "ASSIGNMENT" and "Interested Person" shall have the meanings given them in the 1940 Act.

          (c) "ADMINISTRATOR" shall mean any party furnishing services to the Trust pursuant to any administrative services contract described in Section 4.1 hereof.

          (d) "BY-LAWS" shall mean the By-Laws of the Trust as amended from time to time.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

          (f) "COMMISSION" shall mean the Securities and Exchange Commission.

          (g) "DECLARATION" shall mean this Declaration of Trust as amended from time to time. References in this Declaration to "DECLARATION," "HEREOF," "HEREIN" and "HEREUNDER" shall be deemed to refer to the Declaration rather than the article or section in which such words appear. This Declaration shall, together with the By-Laws, constitute the governing instrument of the Trust under the DBTA.

          (h) "DBTA" shall mean the Delaware Business Trust Act, Delaware Code Annotated title 12, Sections 3801 et seq., as amended from time to time.

          (i) "FISCAL YEAR" shall mean an annual period as determined by the Trustees unless otherwise provided by the Code or applicable regulations.

          (j) "HOLDERS" shall mean as of any particular time any or all holders of record of Interests in the Trust or in Trust Property, as the case may be, at such time.

          (k) "INTEREST" shall mean a Holders units of interest into which the beneficial interest in the Trust and each series of the Trust shall be divided from time to time.

          (l) "INVESTMENT ADVISER" shall mean any party furnishing services to the Trust pursuant to any investment advisory contract described in Section 4.1 hereof.

          (m) "MAJORITY INTERESTS VOTE" shall mean the vote, at a meeting of the Holders of Interests, of the lesser of (A) 67% or more of the Interests present or represented at such meeting, provided the Holders of more than 50% of the Interests are present or represented by proxy or (B) more than 50% of the Interests.

          (n) "PERSON" shall mean and include an individual, corporation, partnership, trust, association, joint venture and other entity, whether or not a legal entity, and a government and agencies and political subdivisions thereof.

          (o) "REGISTRATION STATEMENT" as of any particular time shall mean the Registration Statement of the Trust which is effective at such time under the 1940 Act.

          (p) "TRUST PROPERTY" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees. The Trustees may authorize the division of Trust Property into two or more series, in accordance with the provisions of Section 8.8 hereof, in which case all references in this Declaration to the Trust, Trust Property, Interests therein or Holders thereof shall be deemed to refer to each such series, as the case may be, except as the context otherwise requires. Any series of Trust Property shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined, by the Trustees.

          (q) "TRUSTEES" shall mean such persons who are indemnified as trustees of the Trust on the signature page of this Declaration, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, in their capacity as trustees hereunder.

                                   ARTICLE II

                                    TRUSTEES

     2.1 NUMBER AND QUALIFICATION. The number of Trustees shall initially be one and shall thereafter be fixed from time to time by written instrument signed by majority of the Trustees so fixed then in of office, provided, however, that the number of Trustees shall in no event be less than one. A Trustee shall be an individual at least 21 years of age who is not under legal disability.

          (a) Any vacancy created by an increase in Trustees shall be filled by the appointment or election of an individual having the qualifications described in this Article as provided in Section 2.4. Any such appointment shall not become effective, however, until the individual appointed or elected shall have accepted in writing such appointment or election and agreed in writing to be bound by the terms of the Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office.

          (b) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.4 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

     2.2 TERM AND ELECTION. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to Section 2.3 or 2.4 hereof) hold office until his or her successor has been elected at such meeting and has qualified to serve as Trustee. Beginning with the Trustees elected at the first meeting of Holders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in Section 2.3 below.

     2.3 RESIGNATION AND REMOVAL. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

          (a) Any of the Trustees may be removed with or without cause by the affirmative vote of the Holders of two-thirds (2/3) of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal shall not be less than the number required by Section 2.1 hereof) with cause, by the action of two-thirds (2/3) of the remaining Trustees. Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical. or mental incapacity.

          (b) Upon the resignation or removal of a Trustee or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     2.4 VACANCIES. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee. A vacancy shall also occur in the event of an increase in the number of trustees as provided in Section 2.1. No such vacancy shall operate to annul this Declaration or to revoke any existing trust created pursuant to the terms of this Declaration. In the case of a vacancy, the Holders of at least a majority of the Interests entitled to vote, acting at any meeting of the Holders held in accordance with Section 8.1 hereof, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. There shall be no cumulative voting by the Holders in the election of Trustees.

     2.5 MEETINGS. Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairman, if any, the President, the Chief Operating Officer, the Secretary, an Assistant Secretary or any two Trustees.

          (a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given not later than 72 hours preceding the meeting by United States mail or by electronic transmission to each Trustee at his business address as set forth in the records of the Trust or otherwise given personally not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

          (b) A quorum for all meetings of the Trustees shall be one-third of the total number of Trustees, but (except at such time as there is only one Trustee) no less than two Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

          (c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Board shall provide otherwise. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee.

          (d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent permitted by the 1940 Act.

          (e) All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act "in person," in which case such term shall be construed consistent with Commission or staff releases or interpretations.

     2.6 OFFICERS: CHAIRMAN OF THE BOARD. The Trustees shall, from time to time, elect officers of the Trust, including a President, a Secretary and a Treasurer. The Trustees shall elect or appoint, from time to time, a Trustee to act as Chairman of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Trustees may elect or appoint or authorize the President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President, Secretary and Treasurer may, but need not, be a Trustee. The Chairman of the Board and such officers of the Trust shall serve in such capacity for such time and with such authority as the Trustees may, in their discretion, so designate or as provided by in the By-Laws.

     2.7 BY-LAWS. The Trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the Trust not inconsistent with this Declaration and such By-Laws are hereby incorporated in this Declaration by reference thereto.

                                  ARTICLE III

                               POWERS OF TRUSTEES

     3.1 GENERAL. The Trustees shall have exclusive and absolute control over management of the business and affairs of the Trust, but with such powers of delegation as may be permitted by this Declaration and the DBTA. The Trustees may perform such acts as in their sole discretion are proper for conducting the business and affairs of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustee may be exercised without order of or recourse to any court.

     3.2 INVESTMENTS. The Trustees shall have power to:

          (a) conduct, operate and carry on the business of an investment company;

          (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of United States and foreign currencies and related instruments including forward contracts, and securities, including common and preferred stock, warrants, bonds, debentures, time notes and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government, any foreign government, or any agency, instrumentality or political subdivision of the United States Government or any foreign government, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States or under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations, or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trustees may determine to invest.

     The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

     3.3 LEGAL TITLE. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity under the DBTA, except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees or in the name of any other Person on behalf of the Trust on such terms as the Trustees may determine.

     In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his or her due election and qualification. Upon the resignation, removal or death of a Trustee he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     3.4 SALE OF INTERESTS. Subject to the more detailed provisions set forth in
Article VII, the Trustees shall have the power to permit persons to purchase Interests and to add or reduce, in whole or in part, their Interest in the Trust.

     3.5 BORROW MONEY. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

     3.6 DELEGATION: COMMITTEES. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient.

     3.7 COLLECTION AND PAYMENT. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owned to the Trust; and to enter into releases, agreements and other instruments.

     3.8 EXPENSES. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal and brokerage services, as they in good faith may deem reasonable (subject to any limitations in the 1940 Act), and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

     3.9 MISCELLANEOUS POWERS. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust and terminate such employees or contractual relationships as they consider appropriate; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies (including, but not limited to, fidelity bonding and errors and omission policies) insuring the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not the Trust would have the power to indemnify such Person against liability; (d) establish pension, profit-sharing and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents or independent contractors of the Trust, to such extent as the Trustees shall determine; (f) guarantee indebtedness or contractual obligations of others; (g) determine and change the Fiscal Year of the Trust and the method by which its accounts shall be kept; and (h) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

     3.10 FURTHER POWERS. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any foreign countries, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign countries, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive and shall be binding upon the Trust and the Holders, past, present and future. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with Trust Property.

                                   ARTICLE IV

                  INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES
                        AND PLACEMENT AGENT ARRANGEMENTS

     4.1 INVESTMENT ADVISORY AND OTHER ARRANGEMENTS. The Trustees may in their discretion, from time to time, enter into contracts or agreements for investment advisory services, administrative services (including transfer and dividend disbursing agency services), distribution services, fiduciary (including custodian) services, placement agent services, Holder servicing and distribution services, or other services, whereby the other party to such contract or agreement shall undertake to furnish the Trustees such services as the Trustees shall, from time to time, consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any other provisions of this Declaration to the contrary, the Trustees may authorize any Investment Adviser (subject to such general or specific instructions as the Trustees may, from time to time, adopt) to effect purchases, sales, loans or exchanges of Trust Property on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant, to recommendations of any such Investment Adviser (all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be binding upon the Trust.

     4.2 PARTIES TO CONTRACT. Any contract or agreement of the character described in Section 4.1 of this Article IV or in the By-Laws of the Trust may be entered into with any Person, although one or more of the Trustees or officers of the Trust or any Holder may be an officer, director, trustee, shareholder, or member of such other party to the contract or agreement, and no such contract or agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of such contract or agreement or accountable for any profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. Any Trustee or officer of the Trust or any Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof or the By-Laws of the Trust, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.

                                   ARTICLE V

                            LIMITATIONS OF LIABILITY

     5.1 NO PERSONAL LIABILITY OF TRUSTEES, OFFICERS, EMPLOYEES, AGENTS. No Trustee, officer, employee or agent of the Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any Person, other than the Trust or its Holders, in connection with Trust Property or the affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Holders of Interests therein, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

     5.2 INDEMNIFICATION OF TRUSTEES, OFFICERS, EMPLOYEES, AGENTS. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including

Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

     5.3 LIABILITY OF HOLDERS; INDEMNIFICATION. The Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of such Holder's acts or omissions or for some other reason, and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the Holder); provided, however, that no Holder shall be entitled to indemnification by any series established in accordance with Section 8.8 unless such Holder is a Holder of Interests of such series. The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

     5.4 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

     5.5 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC. No purchaser, lender, or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees, officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer, employee or agent of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee and agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Holders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Holders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

     5.6 RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Administrator, accountant, appraiser or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     5.7 ASSENT TO DECLARATION. Every Holder, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                                   ARTICLE VI

                             INTERESTS IN THE TRUST

     6.1 INTERESTS. The beneficial interests in the property of the Trust shall consist of an unlimited number of Interests. No certificates certifying the ownership of Interests need be issued except as the Trustees may otherwise determine from time to time.

     6.2 RIGHTS OF HOLDERS. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trust or the Trustees, and the Holders shall have no right or title therein other than the beneficial interest conferred by their Interests and they shall have no right to call for any partition or division of any property, profits or rights of the Trust. The Interests shall be personal property giving only the rights specifically set forth in this Declaration.

     6.3 REGISTER OF INTERESTS. A register shall be kept by the Trust under the direction of the Trustees which shall contain the names and addresses of the Holders and Interests held by each Holder. Each such register shall be conclusive as to the identity of the Holders of the Trust and the Persons who shall be entitled to payments of distributions or otherwise to exercise or enjoy the rights of Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trustees as shall keep the said register for entry thereon.

     6.4 NOTICES. Any and all notices to which any Holder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Holder of record at its last known address as recorded on the register of the Trust.

     6.5 NO PRE-EMPTIVE RIGHTS; DERIVATIVE SUITS. Holders shall have no pre-emptive or other right to subscribe to any additional Interests or other securities issued by the Trust or any series thereof. No action may be brought by a Holder on behalf of the Trust unless Holders owning no less than 10% of the then outstanding Interests join in the bringing of such action.

     6.6 NO APPRAISAL RIGHTS. Holders shall have no right to demand payment for their Interests or to any other rights of dissenting Holders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a holder of a corporation organized under the General Corporation Law of Delaware, or otherwise.

                                  ARTICLE VII

                            PURCHASES AND REDEMPTIONS

     7.1 PURCHASES. The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit the purchase of Interests by such party or parties (or increase in the Interests of a Holder) and for such type of consideration, including, without limitation, cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including, without limitation, the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

     7.2 REDEMPTION BY HOLDER. Each Holder of Interests of the Trust or any series thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his or her Interests of the Trust or series thereof at a redemption price equal to the net asset value per Interest of the Trust or series thereof next determined in accordance with
Section 7.4 hereof after the Interests are properly tendered for redemption, subject to any contingent deferred sales charge in effect at the time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Trust or series thereof of which the Interests being redeemed are part at the value of such securities or assets used in such determination of net asset value.

     Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the Holders of Interests of the Trust or series thereof to require the Trust to redeem Shares of the Trust of series during any period or at any time when and to the extent permissible under the 1940 Act.

     7.3 REDEMPTION BY TRUST. Each Interest of the Trust or series thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Interest was then being redeemed by the Holder pursuant to Section 7.2 hereof: (i) at any time, if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have materially adverse consequences to the Trust or any series or to the Holders of the Interests of the Trust or any series thereof, or (ii) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Holder accounts of a minimum amount. Upon such redemption the Holders of the Interests so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

     7.4 NET ASSET VALUE. The net asset value per Interest of any series shall be (i) in the case of a series whose Interests are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of Interests of that series outstanding, and
(ii) in the case of a class of Interests of a series whose Interests are divided into classes, the quotient obtained by dividing the value of the net assets of that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of Interests of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

     The Trustees may determine to maintain the net asset value per Interest of any series at a designated constant dollar amount and in connection therewith may adopt procedures consistent with the 1940 Act for continuing declarations of income attributable to that series as dividends payable in additional Interests of that series at the designated constant dollar amount and for the handling of any losses attributable to that series.

                                  ARTICLE VIII

                                     HOLDERS

     8.1 MEETINGS OF HOLDERS. Meetings of the Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Holders holding, in the aggregate, not less than 10% of the Interests, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Holders of one-third of the Interests in the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than 50% of the total Interests of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Holders, unless the 1940 Act, other applicable law, this Declaration or the By-Laws of the Trust requires a greater number of affirmative votes.

     8.2 NOTICE OF MEETINGS. Written or printed notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given by the Trustees either by presenting it personally to a Holder, leaving it at his or her residence or usual place of business, or by sending it via United States mail or by electronic transmission to a Holder, at his or her registered address, at least 10 business days and not more than 90 business days before the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Holder at his or her address as it is registered with the Trust, with postage thereon prepaid. At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     8.3 RECORD DATE FOR MEETINGS. For the purpose of determining the Holders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 90 calendar days prior to the date of any meeting of the Holders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Holders of record for such purposes. If the Trustees shall divide the Trust Property into two or more series in accordance with
Section 8.8 herein, nothing in this Section 8.3 shall be construed as precluding the Trustees from setting different record dates for different series.

     8.4 PROXIES, ETC. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

          (a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Holders of record shall be entitled to vote. Each Holder shall be entitled to a vote proportionate to its Interest in the Trust.

          (b) When Interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Interest.

          (c) A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Holder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of its Interest, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

     8.5 REPORTS. The Trustees shall cause to be prepared, at least annually, a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, in addition, furnish to the Holders at least semi-annually interim reports containing an unaudited balance sheet as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current Fiscal Year to the end of such period.

     8.6 INSPECTION OF RECORDS. The records of the Trust shall be open to inspection by Holders during normal business hours and for any purpose not harmful to the Trust.

     8.7 VOTING POWERS. The Holders shall have power to vote only (a) for the election of Trustees as contemplated by Section 2.2 hereof, (b) with respect to any investment advisory contract as contemplated by Section 4.1 hereof, (c) with respect to termination of the Trust as provided in Section 9.2 hereof, (d) with respect to any merger, consolidation or sale of assets as provided in Section
9.4 hereof, (e) with respect to incorporation of the Trust to the extent and as provided in Section 9.5 hereof, (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, DBTA, or any other applicable law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any Successor agency) or any state, or as and when the Trustees may consider necessary or desirable.

     Each Holder shall be entitled to vote based on the ratio its Interest bears to the Interests of all Holders entitled to vote. Until Interests are issued, the Trustees may exercise all rights of Holders and may take any action required by law, the Declaration or the By-Laws to be taken by Holders. The By-Laws may include further provisions for Holders' votes and meetings and related matters not inconsistent with this Declaration.

     8.8 SERIES OF INTERESTS. Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate seventeen series, as follows:

     Nicholas-Applegate Core Growth Portfolio A
     Nicholas-Applegate Core Growth Portfolio B
     Nicholas-Applegate Core Growth Qualified Portfolio
     Nicholas-Applegate Government Income Portfolio A
     Nicholas-Applegate Government Income Portfolio B
     Nicholas-Applegate Government Income Qualified Portfolio
     Nicholas-Applegate Income & Growth Portfolio A
     Nicholas-Applegate Income & Growth Portfolio B
     Nicholas-Applegate Income & Growth Portfolio Qualified Portfolio Nicholas-Applegate Balanced Growth Portfolio A
     Nicholas-Applegate Balanced Growth Portfolio B
     Nicholas-Applegate Balanced Growth Portfolio Qualified Portfolio Nicholas-Applegate Worldwide Growth Portfolio A
     Nicholas-Applegate Worldwide Growth Portfolio B
     Nicholas-Applegate Worldwide Growth Qualified Portfolio
     Nicholas-Applegate Money Market Portfolio
     Nicholas-Applegate Money Market Qualified Portfolio

     The following provisions shall be applicable to such series and any further series that may from time to time be established and designated by the Trustees:

          (a) All consideration received by the Trust for the issue or sale of Interests of a particular series together with all Trust Property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there is any Trust Property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes.

          (b) The Trust Property belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Holders. Without limitation of the foregoing provisions of this Section, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of any other series. Notice of this limitation on inter-series liabilities may, in the Trustees' sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the office of the Secretary of State of the State of Delaware pursuant to the DBTA, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the DBTA relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Every note, bond, contract or other undertaking issued by or on behalf of a particular series shall include a recitation limiting the obligation represented thereby to that series and its assets.

          (c) Dividends and distributions on Interests of a particular series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Holders of Interests in that series, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that series as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on Interests in a particular series shall be distributed pro rata to the Holders of Interests in that series in proportion to the total outstanding Interests in that series held by such Holders at the date and time of record establishment for the payment of such dividends or distribution.

          (d) The Interests in a series of the Trust shall represent beneficial interests in the Trust Property belonging to such series. Each Holder of Interests in a series shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series. Upon reduction or withdrawal of its Interests or indemnification for liabilities incurred by reason of being or having been a Holder of Interests in a series, such Holder shall be paid solely out of the funds and property of such series of the Trust. Upon liquidation or termination of a series of the Trust, Holders of Interests in such series shall be entitled to receive a pro rata share of the Trust Property belonging to such series. A Holder of Interests in a particular series of the Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or the Holders of Interests in any other series of the Trust.

          (e) Notwithstanding any other provision hereof, if the Trust Property has been divided into two or more series, then on any matter submitted to a vote of Holders of Interests in the Trust, all Interests then entitled to vote shall be voted by individual series, except that (1) when required by the 1940 Act, Interests shall be voted in the aggregate and not by individual series, and (2) when the Trustees have determined that the matter affects only the interests of Holders of Interests in a limited number of series, then only the Holders of Interests in such series shall be entitled to vote thereon. Except as otherwise provided in this Article VIII, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each series of Interests.

          (f) The establishment and designation of any series of Interests other than those set forth above shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

          (g) If the Trust Property has been divided into two or more series, then Section 9.2 of this Agreement shall apply also with respect to each such series as if such series were a separate trust.

          (h) The Trustees shall be authorized to issue an unlimited number of Interests of each series.

          (i) Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that Holders of Interests of any series shall have the right to convert said Interests into one or more other series in accordance with such requirements and procedures as may be established by the Trustees.

     8.9 HOLDER ACTION BY WRITTEN CONSENT. Any action which may be taken by Holders may be taken without notice and without a meeting if Holders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing and the written consents shall be filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as votes taken at a meeting of Holders.

     8.10 HOLDER COMMUNICATIONS. Whenever ten or more Holders who have been such for at least six months preceding the date of application, and who hold in the aggregate at least 1% of the total Interests, shall apply to the Trustees in writing, stating that they wish to communicate with other Holders with a view to obtaining signatures to a request for a meeting of Holders and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Holders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of Holders, and the approximate cost of transmitting to them the proposed communication and form of request.

     If the Trustees elect to follow the course specified in clause (2) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmission, shall, with reasonable promptness, transmit, by United States mail or by electronic transmission, such material to all Holders at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall transmit, by United States mail or by electronic transmission, to such applicants and file with the Commission, together with a copy of the material to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

                                   ARTICLE IX

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS; ETC.

     9.1 DURATION. Subject to possible termination in accordance with the provisions of Section 9.2, the Trust created hereby shall continue perpetually pursuant to Section 3808 of DBTA.

     9.2 TERMINATION OF TRUST.

          (a) The Trust may be terminated (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in the Trust at any meeting of the Holders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Interests, or (iii) by the Trustees by written notice to the Holders. Upon any such termination,

               (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

               (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, or otherwise dispose of all or all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by the Holders by a Majority Interests Vote.

               (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Holders according to their respective rights.

          (b) Upon termination of the Trust and distribution to the Holders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and file a certificate of cancellation in accordance with Section 3810 of the DBTA. Upon termination of the Trust, the Trustees shall thereon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease.

     9.3 AMENDMENT PROCEDURE.

          (a) All rights granted to the Holders under this Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend this Declaration of Trust as herein provided, except as set forth herein to the contrary. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Holders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

          (b) No amendment may be made, under Section 9.4 (a) above, which would change any rights with respect to any Interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any Holder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Interests Vote.

          (c) A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

          (d) Notwithstanding any other provision hereof, until such time as Interests are first sold, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     9.4 MERGER, CONSOLIDATION AND SALE OF ASSETS. The Trust, or any series thereof, may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Interests Vote of the Trust or such series, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the Holders of not less than 50% of the total Interests of the Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. In accordance with Section 3815 (f) of DBTA, an agreement of merger or consolidation may effect any amendment to the Declaration or By-Laws or effect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting business trust. A certificate of merger or consolidation of the Trust shall be signed by a majority of the Trustees.

     9.5 INCORPORATION. Upon a Majority Interests Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the equity interests thereof or otherwise, and to lend money to, subscribe for the equity interests of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire equity interests. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of the Holders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                                   ARTICLE X

                                  MISCELLANEOUS

     10.1 CERTIFICATE OF DESIGNATION; AGENT FOR SERVICE OF PROCESS. The Trust shall file, in accordance with Section 3812 of DBTA, in the office of the Secretary of State of Delaware, a certificate of trust, in the form and with such information required by Section 3810 by DBTA and executed in the manner specified in Section 3811 of DBTA. In the event the Trust does not have at least one Trustee qualified under Section 3807 (a) of DBTA, then the Trust shall comply with Section 3807 (b) of DBTA by having and maintaining a registered office in Delaware and by designating a registered agent for service of process on the Trust, which agent shall have the same business office as the Trust's registered office. The failure to file any such certificate, to maintain a registered office, to designate a registered agent for service of process, or to include such other information shall not affect the validity of the establishment of the Trust, the Declaration, the By-Laws or any action taken by the Trustees, the Trust officers or any other Person with respect to the Trust except insofar as a provision of the DBTA would have governed, in which case the Delaware common law governs.

     10.2 GOVERNING LAW. This Declaration is executed by all of the Trustees and delivered with reference to DBTA and the laws of the State of Delaware, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to DBTA and the laws of the State of Delaware (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities laws); provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DBTA) pertaining to trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration.

     10.3 COUNTERPARTS. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     10.4 RELIANCE BY THIRD PARTIES. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Holders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Holders, (d) the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     10.5 PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

          (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the DBTA, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

          (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     10.6 TRUST ONLY. It is the intention of the Trustees to create only a business trust under DBTA with the relationship of Trustee and beneficiary between the Trustees and each Holder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a Delaware business trust except to the extent such trust is deemed to constitute a corporation under the Code and applicable state tax laws. Nothing in this Declaration of Trust shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

     10.7 WITHHOLDING. Should any Holder be subject to withholding pursuant to the Code or any other provision of law, the Trust shall withhold all amounts otherwise distributable to such Holder as shall be required by law and any amounts so withheld shall be deemed to have been distributed to such Holder -under this Declaration of Trust. If any sums are withheld pursuant to this provision, the Trust shall remit the sums so withheld to and file the required forms with the Internal Revenue Service, or other applicable government agency.

     10.8 HEADINGS AND CONSTRUCTION. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


s/ Michael Glazer                    December 17, 1992
------------------------
     Trustee

                               AMENDMENT NO. 16 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                       OF NICHOLAS-APPLEGATE MUTUAL FUNDS

     THIS AMENDMENT NO. 16, dated as of August 15, 1997 (this "Amendment"), amends the Amended and Restated Declaration of Trust (the "Declaration") of Nicholas -Applegate Mutual Funds (the "Trust"), a Delaware business trust, made on December 17, 1992 by the Trustees thereto, as heretofore amended.

     WHEREAS, the Trust has heretofore been formed as a Business Trust under the Delaware Business Trust Act (the "DBTA");

     WHEREAS, the Trustees desire to amend the Declaration as of the Effective Date (as hereinafter defined) in order to permit the issuance of classes of beneficial interests in the Trust;

     NOW, THEREFORE, pursuant to Section 9.3 of the Declaration the Trustees hereby amend the Declaration as follows.

ARTICLE XI Section 6.1 of the Declaration is hereby amended by adding new
           Subsections (a) through (e) thereto to read as follows:

          (a) The Trustees shall have the power and authority, without holder approval, to issue interests in one or more series from time to time as they deem necessary or desirable. Each series shall be separate from all other series in respect of the assets and liabilities allocated to that series and shall represent a separate investment portfolio of the Trust. The Trustees shall have exclusive power without the requirement of holder approval to establish and designate such separate and distinct series and to fix and determine the relative rights and preferences as between the interests of the separate series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights.

          (b) The Trustees may, without holder approval, divide interests of any series created after the Effective Date into two or more classes, interests of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine. The fact that a series created after the Effective Date shall have been initially established and designated without any specific establishment or designation of classes, shall not limit the authority of the Trustees to divide a series and establish and designate separate classes thereof.

          (c) The number of interests authorized shall be unlimited, and the interests so authorized may be represented in part by fractional interests, from time to time, the Trustees may divide or combine the interests of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class. The Trustees may issue interests of any series or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to an interest dividend or split-up), all without action or approval of the holders. All interests when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued interests or any interests previously issued and reacquired of any series or class thereof into one or more series or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury interests, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any interests of any series or class thereof reacquired by the Trust.

          (d) The establishment and designation of any series of interests other than those set forth in Section 8.8 below shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series to the extent not otherwise set forth herein, or as otherwise provided in such instrument. At any time that there are no interests outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

          (e) The division of any series into two or more classes and the establishment and designation of such classes shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such division, and the establishment, designation, and relative rights and preferences of such classes to the extent not otherwise set forth herein, or as otherwise provided in such instrument. The relative rights and preferences of the classes of any series may differ in such respects as the Trustees may determine to be appropriate, provided that such differences are set forth in the aforementioned instrument. At any time that there are no interests outstanding of any particular class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration."

ARTICLE XII    Section 6.5 of the Declaration is hereby amended by striking said section in its entirety and substituting in lieu thereof a new section to read as follows:

          "6.5 No pre-emptive rights; derivative suits. Holders shall have no pre-emptive or other right to subscribe to any additional interests or other securities issued by the Trust. No action may be brought by a holder on behalf of the Trust unless holders owning no less than 10% of the then outstanding interests, or series or class thereof, join in the bringing of such action. A holder of interests in a particular series or a particular class of the Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class or on behalf of the holders of interests in any other series or any other class of the Trust."

ARTICLE XIII Article VI of the Declaration is hereby amended by adding new Sections 6.7 through 6.12 thereto to read as follows:

          "6.7 Dividends and Distributions. (a) Dividends and distributions on interests of a particular series or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the holders of interests in that series or class, from such of the income and capital gains, accrued or realized, from the Trust property belonging to that series, or in the case of a class, belonging to that series and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on interests in a particular series or class thereof shall be distributed pro rata to the holders of interests in that series or class in proportion to the total outstanding interests in that series or class held by such holders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class. Such dividends and distributions may be made in cash or interests of that series or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each holder of the mode of the making of such dividend or distribution to that holder.

          (b) The interests in a series or a class of the Trust shall represent beneficial interests in the Trust property belonging to such series or in the case of a class, belonging to such series and allocable to such class. Each holder of interests in a series or a class shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series or such class. Upon reduction or withdrawal of its interests or indemnification for liabilities incurred by reason of being or having been a holder of interests in a series or a class, such holder shall be paid solely out of the funds and property of such series or in the case of a class, the funds and property of such series and allocable to such class of the Trust. Upon liquidation or termination of a series of the Trust, holders of interests in such series or class shall be entitled to receive a pro rata share of the Trust property belonging to such series or in the case of a class, belong to such series and allocable to such class.

          6.8 Voting Rights. Notwithstanding any other provision hereof, on each matter submitted to a vote of the holders, each holder shall be entitled to one vote for each whole interest standing in his name on the books of the Trust, and each fractional interest shall be entitled to a proportionate fractional vote, irrespective of the series thereof or class thereof and all interests of all series and classes thereof shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of all interests of all series and classes thereof voting together; and
(ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the holders of the one or more affected series or class shall be entitled to vote, and each such series or class shall vote as a separate class.

          6.9 Equality. Except as provided herein or in the instrument designating and establishing any class or series, all interests of each particular series or class thereof shall represent an equal proportionate interest in the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, subject to the liabilities belonging to that series, and each interest of any particular series or class shall be equal to each other interest of that series or class; but the provisions of this sentence shall not restrict any distinctions permissible under Section 6.7 that may exist with respect to dividends and distributions on interests of the same series or class. The Trustees may from time to time divide or combine the interests of any particular series or class into a greater or lesser number of interests of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or in any way affecting the rights or interests of any other series or class.

          6.10 Fractions. Any fractional interest of any series or class, if any such fractional interest is outstanding, shall carry proportionately all the rights and obligations of a whole interest of that series or classes, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of interests, and liquidation of the Trust.

          6.11 Class Differences. Subject to Section 6.1, the relative rights and preferences of the classes of any series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such classes and executed by a majority of the Trustees.

          6.12 Conversion of Interests. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of interests of any series shall have the right to convert said interests into one or more other series in accordance with such requirements and procedures as may be established by the Trustees. The Trustees shall also have the authority to provide that holders of interests of any class of a particular series shall have the right to convert said interests into one or more other classes of that particular series or any other series in accordance with such requirements and procedures as may be established by the Trustees."

ARTICLE XIV    Section 8.1 of the Declaration is hereby amended by striking said section in its entirety and substituting in lieu thereof a new section to read as follows:

          "8.1 Meetings of Holders. Meetings of the holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of holders holding, in the aggregate, not less than 10% of the interests, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Holders of one-third of the interests in the Trust (or class or series thereof), present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-laws of the Trust. If a quorum is present at a meeting, an affirmative vote by the holders present, in person or by proxy, holding more than 50% of the interests (or class or series thereof) of the holders present, either in person or by proxy, at such meeting constitutes the action of the holders, unless the 1940 Act, other applicable law, this Declaration or the By-laws of the Trust require a greater number of affirmative votes. Notwithstanding the foregoing, the affirmative vote by the holders present, in person or by proxy, holding less than 50% of the interests (or class or series thereof) of the holders present, in person or by proxy, at such meeting shall be sufficient for adjournments. Any meeting of holders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting shall be adjourned for more that six months beyond the originally scheduled meeting date."

ARTICLE XV Section 8.3 of the Declaration is hereby amended by adding a new sentence at the end of said section to read as follows:

          "If the Trustees shall divide any series into two or more classes in accordance with Section 6.1 herein, nothing in this Section 8.3 shall be construed as precluding the Trustees from setting different record dates for different classes."

ARTICLE XVI Section 8.8 of the Declaration is hereby amended by adding a new sentence at the beginning of said section to read as follows:

          "The Trustees may establish and designate series of interests in accordance with the provisions of Section 6.1 hereof."

ARTICLE XVII Section 8.8 of the Declaration is hereby amended by striking Subsections (c), (d), (e), (f), (h) and (i) thereto in their entirety and by redesignating Subsection (g) thereto as Subsection (c).

ARTICLE XVIII This Amendment and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the DBTA and the laws of the State of Delaware.

ARTICLE XIX This Amendment may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

ARTICLE XX The provisions of this Amendment are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the DBTA, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Amendment; provided, however, that such determination shall not affect any of the remaining provisions of this Amendment or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Amendment shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Amendment in any jurisdiction.

ARTICLE XXI Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Amendment. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

ARTICLE XXII This Amendment shall be effective as of August 1, 1997 (the "Effective Date") upon the execution hereof by a majority of the Trustees of the Trust.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the day and year first above written.


                                   /s/ Fred C. Applegate
                                   -----------------------------------
                                   Trustee

                                   /s/ Arthur B. Laffer
                                   -----------------------------------
                                   Trustee

                                   -----------------------------------
                                   Trustee

                                                                       EXHIBIT C






                                 ING FUNDS TRUST
                                TRUST INSTRUMENT*
                               DATED JULY 30, 1998





















*    Reflects only substantive amendments to the Fund's Trust Instrument.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I NAME AND DEFINITIONS.................................................1
  Section 1.1    Name..........................................................1
  Section 1.2    Definitions...................................................1

ARTICLE II BENEFICIAL INTEREST.................................................2
  Section 2.1    Shares of Beneficial Interest.................................2
  Section 2.2    Issuance of Shares............................................2
  Section 2.3    Register of Shares and Share Certificates.....................3
  Section 2.4    Transfer of Shares............................................3
  Section 2.5    Treasury Shares...............................................3
  Section 2.6    Establishment of Series.......................................4
  Section 2.7    Investment in the Trust.......................................4
  Section 2.8    Assets and Liabilities of Series..............................4
  Section 2.9    No Preemptive Rights..........................................5
  Section 2.10   Personal Liability of Shareholders............................5
  Section 2.11   Assent to Trust Instrument....................................6

ARTICLE III THE TRUSTEES.......................................................6
  Section 3.1    Management of the Trust.......................................6
  Section 3.2    Initial Trustees..............................................6
  Section 3.3    Term of Office of Trustees....................................7
  Section 3.4    Vacancies and Appointment of Trustees.........................7
  Section 3.5    Temporary Absence of Trustee..................................7
  Section 3.6    Number of Trustees............................................7
  Section 3.7    Effect of Death, Resignation, Etc. of a Trustee...............8
  Section 3.8    Ownership of Assets of the Trust..............................8

ARTICLE IV POWERS OF THE TRUSTEES..............................................8
  Section 4.1    Powers........................................................8
  Section 4.2    Issuance and Repurchase of Shares............................11
  Section 4.3    Trustees and Officers as Shareholders........................11
  Section 4.4    Action by the Trustees.......................................11
  Section 4.5    Chairman of the Trustees.....................................12
  Section 4.6    Principal Transactions.......................................12

ARTICLE V EXPENSES OF THE TRUST...............................................12
  Section 5.1    Trustee Reimbursement........................................12

ARTICLE VI INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT.......13
  Section 6.1    Investment Adviser...........................................13
  Section 6.2    Principal Underwriter........................................13
  Section 6.3    Transfer Agent...............................................14
  Section 6.4    Parties to Contract..........................................14
  Section 6.5    Provisions and Amendments....................................14

ARTICLE VII SHAREHOLDERS' VOTING POWERS AND MEETINGS..........................14
  Section 7.1    Voting Powers................................................14
  Section 7.2    Meetings.....................................................15
  Section 7.3    Quorum and Required Vote.....................................15

                                                                            Page
                                                                            ----

ARTICLE VIII CUSTODIAN........................................................16
  Section 8.1    Appointment and Duties.......................................16
  Section 8.2    Central Certificate System...................................17

ARTICLE IX DISTRIBUTIONS AND REDEMPTIONS......................................17
  Section 9.1    Distributions................................................17
  Section 9.2    Redemptions..................................................17
  Section 9.3    Determination of Net Asset Value and Valuation of
                  Portfolio Assets............................................18
  Section 9.4    Suspension of the Right of Redemption........................19
  Section 9.5    Redemption of Shares in Order to Qualify as Regulated
                  Investment Company..........................................19

ARTICLE X LIMITATION OF LIABILITY AND INDEMNIFICATION.........................19
  Section 10.1   Limitation of Liability......................................19
  Section 10.2   Indemnification..............................................20
  Section 10.3   Shareholders.................................................21

ARTICLE XI MISCELLANEOUS......................................................21
  Section 11.1   Trust Not a Partnership......................................21
  Section 11.2   Trustee's Good Faith Action, Expert Advice, No Bond
                  or Surety...................................................22
  Section 11.3   Establishment of Record Dates................................22
  Section 11.4   Termination of Trust.........................................22
  Section 11.5   Reorganization...............................................23
  Section 11.6   Filing of Copies, References, Headings.......................23
  Section 11.7   Applicable Law...............................................24
  Section 11.8   Amendments...................................................24
  Section 11.9   Fiscal Year..................................................25
  Section 11.10  Name Reservation.............................................25
  Section 11.11  Provisions in Conflict with Law..............................25

                                 ING FUNDS TRUST

                               DATED JULY 30, 1998

     TRUST INSTRUMENT, made July 30, 1998 by John J. Pileggi (the "Trustees"). The registered agent's name and address is Corporation Service Company, 1013 Centre Road, Wilmington, DE, 19805.

     WHEREAS, the Trustees desire to establish a business trust for the investment and reinvestment of funds contributed thereto;

     NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Trust Instrument as herein set forth below.

                                   ARTICLE I

                              NAME AND DEFINITIONS

     SECTION 1.1. NAME. The name of the trust created hereby is "ING Funds
Trust."

     SECTION 1.2. DEFINITIONS. Wherever used herein, unless otherwise required by the context or specifically provided:

          (a) "Bylaws" means the Bylaws referred to in Article IV, Section 4.1
(e) hereof, as from time to time amended;

          (b) The term "Commission" has the meaning given it in the 1940 Act (as defined below). The terms "Affiliated Person," "Assignment," "Interested Person" and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder. "Majority Shareholder Vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" is given in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder.

          (c) The "Delaware Act" refers to Chapter 38 of Title 12 of the Delaware Code entitled "Treatment of Delaware Business Trusts," as it may be amended from time to time.

          (d) "Net Asset Value" means the net asset value of each Series (as defined below) of the Trust determined in the manner provided in Article IX,
Section 9.3 hereof;

          (e) "Outstanding Shares" means those Shares shown from time to time in the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

          (f) "Series" means a series of Shares (as defined below) of the Trust established in accordance with the provisions of Article II, Section 2.6 hereof.

          (g) "Shareholder" means a record owner of Outstanding Shares of the Trust;

          (h) "Shares" means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractions of Shares as well as whole Shares;

          (i) The "Trust" refers to all ING Funds Trust Funds and reference to a Fund, when applicable to one or more Series of the Trust, shall refer to any such Series;

          (j) The "Trustees" means the person or persons who has or have signed this Trust Instrument, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article III hereof and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder;

          (k) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of one or more of the Trust or any Series, or the Trustees on behalf of the Trust or any Series.

          (l) The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                               BENEFICIAL INTEREST

     Section 2.1. Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or classes of a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series, and class thereof, authorized hereunder is unlimited. Each Share shall have a par value of $0.001. All Shares issued hereunder, including without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

     Section 2.2. Issuance of Shares. The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000th of a Share or integral multiples thereof.

     Section 2.3. Register of Shares and Share Certificates. A register shall be kept at the principal office of the Trust or an office of the Trust's transfer agent which shall contain the names and addresses of the Shareholders of each Series, the number of Shares of that Series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the transfer agent or such other officer or agent of the Trustees as shall keep the said registrar for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. Such certificates may be issuable for any purpose limited in the Trustees discretion. In the event that one or more certificates are issued, whether in the name of a shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of Shares for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

     Section 2.4. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the registrar of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Section 2.5. Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 2.2 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

     Section 2.6. Establishment of Series. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, right and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide and combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. The Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

     All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

     Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

     Section 2.7. Investment in the Trust. The Trustees shall accept investments in any Series of the Trust from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided in Article IX,
Section 9.3 hereof. Investments in a Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion, (a) fix the Net Asset Value per Share of the initial capital contribution, (b) impose a sales charge upon investments in the Trust in such manner and at such time determined by the Trustees or (c) issue fractional Shares.

     Section 2.8. Assets and Liabilities of Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as "assets belonging to" that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, changes or reserves of the Trust which are not readily identifiable as belonging to a particular Series shall be allocated and changed by the Trustees belonging to any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Without limitation of the foregoing provisions of this
Section 2.8, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally. Notice of this contractual limitation on inter-Series liabilities may, in the Trustee's sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

     Section 2.9. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or other Series.

     Section 2.10. Personal Liability of Shareholders. Each Shareholder of the Trust and of each Series shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

     Section 2.11. Assent to Trust Instrument. Every Shareholder, by virtue of having purchased a Share shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

                                  ARTICLE III

                                  THE TRUSTEES

     Section 3.1. Management of the Trust. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

     Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.4 of this Article III, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders' meeting for the election of Trustees.

     Section 3.2. Initial Trustees. The initial Trustees shall be the persons named herein. On a date fixed by the Trustees, the Shareholders shall elect at least one but not more than twelve Trustees, as specified by the Trustees pursuant to Section 3.6 of this Article III.

     Section 3.3. Term of Office of Trustees. The Trustees shall hold office, subject to mandatory retirement at age 72, during the lifetime of this Trust, and until its termination as herein provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the outstanding Shares.

     Section 3.4. Vacancies and Appointment of Trustees. In case of the declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of disease or otherwise, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.

     An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee appointed pursuant to this Section 3.4 shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power to appoint a Trustee pursuant to this
Section 3.4 is subject to the provisions of Section 16 (a) of the 1940 Act.

     Section 3.5. Temporary Absence of Trustee. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

     Section 3.6. Number of Trustees. The number of Trustees shall be at least one (1), and thereafter shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than twelve (12).

     Section 3.7. Effect of Death, Resignation, Etc. of a Trustee. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

     Section 3.8. Ownership of Assets of the Trust. The assets of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of the Trust, or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust or Series. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument.

                                   ARTICLE IV

                             POWERS OF THE TRUSTEES

     Section 4.1. Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust without recourse to any court or other authority. Subject to any applicable limitation in this Trust Instrument or the Bylaws of the Trust, the Trustees shall have power and authority:

          (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

          (b) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

          (c) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other Person and to lend Trust Property;

          (d) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

          (e) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders; such Bylaws shall be deemed incorporated and included in this trust instrument;

          (f) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

          (g) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Trust Instrument or in the Bylaws;

          (h) To retain one or more transfer agents and shareholder servicing agents, or both;

          (i) To set record dates in the manner provided herein or in the Bylaws;

          (j) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter or other agent or independent contractor;

          (k) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, Section 11.4 (b) hereof;

          (l) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (n) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware business trusts or investment companies;

          (o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish classes of such Series having relative rights, powers and duties as they may provide consistent with applicable law;

          (p) Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets belonging to that Series as provided for in Article II hereof;

          (q) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

          (r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

          (s) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided;

          (t) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or class, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

          (u) To establish one or more committees, to delegate any of the powers of the Trustees to said committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and any other characteristics of said committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Trust Instrument or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

          (v) To interpret the investment policies, practices or limitations of any Series;

          (w) To establish a registered office and have a registered agent in the state of Delaware; and

          (x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

     The foregoing clauses shall be construed both as objects and power, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

     The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.

     No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

     Section 4.2. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

     Section 4.3. Trustees and officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.

     Section 4.4. Action by the Trustees. The Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone meeting provided a quorum of Trustees participate in any such telephone meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman and/or Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Any meeting conducted by telephone shall be deemed to take place at the principal office of the Trust, as determined by the Bylaws or by the Trustees. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of the Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax.

     Section 4.5. Chairman of the Trustees. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust.

     Section 4.6. Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustees or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor or transfer agent for the Trust or with any Interested Person of such person; and the Trust may employ any such person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

                                   ARTICLE V

                              EXPENSES OF THE TRUST

     Section 5.1. Trustee Reimbursement. Subject to the provisions of Article II, Section 2.8 hereof, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursement, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust, interest expense, taxes, fees and commissions of every kind, expenses of pricing Trust portfolio securities, expenses of issue, repurchase and redemption of shares, including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and State laws and regulations or under the laws of any foreign jurisdiction, charges of third parties, including investment advisers, managers, custodians, transfer agents, portfolio accounting and/or pricing agents, and registrars, expenses of preparing and setting up in type prospectuses and statements of additional information and other related Trust documents, expenses of printing and distributing prospectuses sent to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expenses, association membership dues and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VI

                          INVESTMENT ADVISER, PRINCIPAL

                         UNDERWRITER AND TRANSFER AGENT

     Section 6.1. Investment Adviser. The Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine; provided, however, that the initial approval and entering into of such contract or contracts shall be subject to a Majority Shareholder Vote. Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

     The Trustees may authorize, subject to applicable requirements of the 1940 Act, including those relating to Shareholder approval, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser. Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

     Section 6.2. Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions, if any, as may be prescribed in the Bylaws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VI, or of the Bylaws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

     Section 6.3. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency and shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Trust Instrument or of the Bylaws.

     Section 6.4. Parties to Contract. Any contract of the character described in Sections 6.1, 6.2 and 6.3 of this Article VI or any contract of the character described in Article VIII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VI or Article VIII hereof or of the Bylaws. The same person (including a firm, corporation, partnership, trust or association) may be the other party to contracts entered into pursuant to Sections 6.1, 6.2 and 6.3 of this Article VI or pursuant to Article VIII hereof, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 6.4.

     Section 6.5. Provisions and Amendments. Any contract entered into pursuant to Sections 6.1 or 6.2 of this Article VI shall be consistent with and subject to the requirements of Section 15 of the 1940 Act or other applicable Act of Congress hereafter enacted with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract, entered into pursuant to
Section 6.1 of this Article VI shall be effective unless assented to in a manner consistent with the requirements of said Section 15, as modified by any applicable rule, regulation or order of the Commission.

                                   ARTICLE VII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 7.1. Voting Powers. The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Article III, Sections 3.1 and
3.2 hereof, (ii) for the removal of Trustees as provided in Article III, Section
3.3 (d) hereof, (iii) with respect to any investment advisory or management contract as provided in Article VI, Sections 6.1 and 6.5 hereof, and (iv) with respect to such additional matters relating to the Trust as may be required by law, by this Trust Instrument, or the Bylaws or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matter shall be voted on by such class or classes. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the Bylaws of the Trust to be taken by Shareholders.

     Section 7.2. Meetings. The first Shareholders' meeting shall be held in order to elect Trustees as specified in Section 3.2 of Article III hereof at the principal office of the Trust or such other place as the Trustees may designate. Meetings may be held within or without the State of Delaware. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the Outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Notice shall be sent, by First Class Mail or such other means determined by the Trustees, at least 15 days prior to any such meeting.

     Section 7.3. Quorum and Required Vote. One-third of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Trust Instrument permits or requires that holders of any Series shall vote as a Series (or that holders of a class shall vote as a class), then one-third of the aggregate number of Shares of that Series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series (or that class). Any lesser number shall be sufficient for adjournments.

Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of this Trust Instrument or the Bylaws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any Series shall vote as a Series (or that the holders of any class shall vote as a class), then a majority of the Shares present in person or by proxy of that Series or, if required by law, a Majority Shareholder Vote of that Series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned. Shareholders may act by unanimous written consent. Actions taken by Series (or class) may be consented to unanimously in writing by Shareholders of that Series.

                                  ARTICLE VIII

                                    CUSTODIAN

     Section 8.1. Appointment and Duties. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, or a trust company, each having capital, surplus and undivided profits of at least two million dollars ($2,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust:

               (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing;

               (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

               (3) to disburse such funds upon orders or vouchers; and the Trust may also employ such custodian as its agent;

               (4) to keep the books and accounts of the Trust or of any Series or class and furnish clerical and accounting services; and

               (5) to compute, if authorized to do so by the Trustees, the Net Asset Value of any Series, or class thereof, in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

     The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least two million dollars ($2,000,000) or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act.

     Section 8.2. Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, subcustodians or other agents.

                                   ARTICLE IX

                          DISTRIBUTIONS AND REDEMPTIONS

     Section 9.1. Distributions.

          (a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

          (b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

          (c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Series, or class thereof, as of the record date of that Series fixed as provided in Section (b) hereof.

     Section 9.2. Redemptions. In case any holder of record of Shares of a particular Series desires to dispose of his Shares or any portion thereof, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the shares in accordance with this Section 9.2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 9.3 of this Article IX). The Series shall make payment for any shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective. Upon redemption, shares shall become Treasury shares and may be re-issued from time to time.

     Section 9.3. Determination of Net Asset Value and Valuation of Portfolio Assets. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. Such value shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of valuing portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any Order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this Section 9.3 with respect to valuation of assets and liabilities. The resulting amount, which shall represent the total Net Asset Value of the particular Series, shall be divided by the total number of shares of that Series outstanding at the time and the quotient so obtained shall be the Net Asset Value per Share of that Series. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective. If, for any reason, the net income of any Series determined at any time, is a negative amount, the Trustees shall have the power with respect to that Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder by a pro rata portion of the number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of such Series an asset account in the amount of such negative net income (provided that the same shall thereupon become the property of such Series with respect to such Series and shall not be paid to any Shareholder), which account may be reduced by the amount, of dividends declared thereafter upon the Outstanding Shares of such Series on the day such negative net income is experienced, until such asset account is reduced to zero; (iv) to combine the methods described in clauses (i) and (ii) and (iii) of the sentence; or (v) to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power not to declare a dividend out of net income for the purpose of causing the Net Asset Value per share to be increased. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the Net Asset Value per Share of the Series at a constant amount.

     Section 9.4. Suspension of the Right of Redemption. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension. In the event that any Series are divided into classes, the provisions of this Section 9.3, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such class.

     Section 9.5. Redemption of Shares in order to Qualify as Regulated Investment Company. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares of any Series has or may become concentrated in any Person to an extent which would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation) by lot or other means deemed equitable by them (i) to call for redemption by any such person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares to any person whose acquisition of the Shares in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in this Article IX.

     The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

                                   ARTICLE X

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 10.1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     Section 10.2. Indemnification.

          (a) Subject to the exceptions and limitations contained in Section (b) below:

               (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Covered
Person:

               (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

               (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                    (A) by the court or other body approving the settlement;

                    (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                    (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

     provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

     Section 10.3. Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1. Trust Not a Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series or (if the Trustees shall have yet to have established Series) of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Trust Instrument shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     Section 11.2. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article X hereof and to Section 11.1 of this Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article X hereof and
Section 11.1 of this Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

     Section 11.3. Establishment of Record Dates. The Trustees may close the Share transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

     Section 11.4. Termination of Trust.

          (a) This Trust shall continue without limitation of time but subject to the provisions of sub-section (b) of this Section 11.4.

          (b) By a vote of a majority of Trustees, the Trustees may,

               (i) liquidate or dissolve the Trust, or any Series.

               (ii) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof.

     Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of that Series then outstanding.

          (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be canceled and discharged.

     Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

     Section 11.5. Reorganization. Notwithstanding anything else herein, the Trustees, in order to change the form of organization of the Trust, may, without prior Shareholder approval, (i) cause the trust to merge or consolidate with or into one or more trusts, partnerships, associations or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth possession or colony of the United States or (ii) cause the Trust to incorporate under the laws of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 11.5 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     Section 11.6. Filing of Copies, References, Headings. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions like "his," "he" and "him," shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument, rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

     Section 11.7. Applicable Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges,
(ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income and principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a "business trust," and without limiting the provisions hereof, the Trust may exercise all powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     Section 11.8. Amendments. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote
(i) on any amendment which would affect their right to vote granted in Section
7.1 of Article VII hereof, (ii) on any amendment to this Section 11.8, (iii) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by vote of the Shareholders of each Series affected and no vote of shareholders of a Series not affected shall be required.

Notwithstanding anything else herein, any amendment to Article 10 hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

     Section 11.9. Fiscal Year. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

     Section 11.10. Name Reservation. The Trustees on behalf of the Trust acknowledge that ING Mutual Funds Management Company has licensed to the Trust the non-exclusive right to use the words "ING" as part of the name of the Trust, and has reserved the right to grant the non-exclusive use of the words "ING" or any derivative thereof the any other party. In addition, ING Mutual Funds Management Company reserves the right to grant the non-exclusive use of the words "ING" to, and to withdraw such right from, any other business or other enterprise. ING Mutual Funds Management Company reserves the right to withdraw from the Trust the right to use said words "ING" and will withdraw such right if the Trust ceases to employ, for any reason, ING Mutual Funds Management Company, an affiliate or any successor as adviser of the Trust.

     Section 11.11. Provisions in Conflict with Law. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned, being all of the initial Trustees of the Trust, have executed this instrument this 30th day of July, 1998.

                        ----------------------------------------------------
                            John J. Pileggi, as Trustee and not individually

                            CERTIFICATE OF AMENDMENT

                                       OF

                               PILGRIM FUNDS TRUST

          This Certificate of Amendment ("Certificate") is filed in accordance with the provisions of the Delaware Business Trust Act (Del. Code Ann. tit. 12, sections 3801 et seq.) and sets forth the following:

     ARTICLE XII    The name of the Trust is: Pilgrim Funds Trust ("Trust").

     ARTICLE XIII   The name and business address of the registered agent is:
                    Corporation Services Company, 1013 Centre Road, Wilmington, Delaware, New Castle County, 19805.

     ARTICLE XIV This is a registered investment company under the Federal Investment Company Act.

     ARTICLE XV The Trust's Certificate of Trust is hereby amended to add the following new paragraph:

          Notice of Limitation of Liabilities of Series. Pursuant to Del. Code Ann. tit. 12, section 3804, notice is hereby given that the Trust is or may hereafter be constituted a series trust. The debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to any particular series of the Trust shall be enforceable against the assets of such series only, and not against the assets of the Trust generally.

     ARTICLE XVI    This certificate is effective upon filing.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust have duly executed this Certificate of Amendment on this 9th day of May, 2001.

          IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust.

Dated: May 9, 2001


/s/ John G. Turner                             /s/ Jock Patton
---------------------------                    ---------------------------
John G. Turner                                 Jock Patton

/s/ Paul S. Doherty                            /s/ David W.C. Putnam
---------------------------                    ---------------------------
Paul S Doherty                                 David W.C. Putnam

/s/ Alan L. Gosule                             /s/ Blaine E. Rieke
---------------------------                    ---------------------------
Alan L. Gosule                                 Blaine E. Rieke

/s/ Walter H. May
---------------------------                    ---------------------------
Walter H. May                                  Richard A. Wedemeyer

/s/ Thomas J. McInerney
---------------------------
Thomas J. McInerney

                                                                       EXHIBIT D


                         FORM OF PLAN OF REORGANIZATION

Plan of Reorganization dated as of __________ __, 2002, by and between ________________(the "Acquiring Trust") on behalf of its series
____________________ (the "Acquiring Fund") and ___________________ (the
"[ACQUIRED RIC]" on behalf of its series _________________________ (the "Acquired Fund").

The Acquiring Trust is a business trust organized and existing under the laws of the State of __________, having been incorporated on ____________, owning no interest in land in [STATE], and having an authorized unlimited number of shares of beneficial interest, [$_____] par value. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is comprised of ____ portfolios.

The [ACQUIRED RIC] is a [CORPORATE FORM] and existing under the laws of the State of __________, having been incorporated on ____________, owning no interest in land in [STATE], and having an authorized [unlimited number of shares], [$_____] par value. The [ACQUIRED RIC] is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of ____ portfolios.

The Acquiring Fund is a "shell" that has been organized to hold the assets of the Acquired Fund. The Acquiring Fund has had no assets and has carried on no business activities prior to the consummation of this transaction. The Acquired Fund and the Acquiring Fund have the same investment objectives and policies.

ING Pilgrim Investments, LLC ("Pilgrim") is the investment adviser to both the Acquired Fund and the Acquiring Fund. Pilgrim is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The members of the Board of Trustees of the Acquiring Fund and the members of the Board of [DIRECTORS/TRUSTEES] of the Acquired Fund are the same (collectively, the "Board"). The Board has determined that it is in the best interests of the Acquiring Trust, the [ACQUIRED RIC], the Acquired Fund, the Acquiring Fund and the shareholders of the Acquired Fund to combine the Acquired Fund and the Acquiring Fund in the manner set forth below.

The Acquiring Trust, the Acquiring Fund, the Acquired Fund, and the [ACQUIRED RIC] intend that the transactions contemplated herein qualify as a "plan of reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    ARTICLE I

                               THE EFFECTIVE TIME

     The Effective Time of the Reorganization ("Effective Time") shall be at ____ p.m. Eastern Standard Time on, ___________ ___, 2002, or such other time as shall be specified by the Board or the appropriate officers of the Acquiring Trust pursuant to authority granted by the Board.

     In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Fund or Acquired Fund is disrupted on the date of the Effective Time so that, in the judgment of the Board (or appropriate officers acting under the authority of the Board), accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

                               THE REORGANIZATION

     At the Effective Time, the assets and liabilities, whether known or unknown, of the Acquired Fund will become the assets and liabilities of the Acquiring Fund and the separate existence of the Acquired Fund will cease. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time. At the Effective Time, holders of each class of shares of the Acquired Fund representing interests in the Acquired Fund ("Acquired Fund Shares") shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund ("Acquiring Fund Shares"). In addition, the appropriate officers of the Acquiring Trust shall amend the Acquiring Trust's [DECLARATION OF TRUST/TRUST INSTRUMENT] to reflect the reclassification of Acquired Fund Shares as Acquiring Fund Shares.

                                   ARTICLE II

                               TRANSFER OF ASSETS

     Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

                                EXCHANGE OF STOCK

     At the Effective Time, the Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of Acquiring Fund Shares of the same class as set forth below. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the shareholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares. The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the [ACQUIRED RIC]'s and Acquiring Trust's, respectively, current Form N-lA registration statement and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the Acquiring Fund may set the net asset value per share at the Effective Time.

     Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

                                   ARTICLE III

                OTHER CONDITIONS PRECEDENT TO THE REORGANIZATION

     To the extent required by the Acquired Fund's [DECLARATION OF TRUST/TRUST INSTRUMENT] or By-Laws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of the Acquired Fund's [DECLARATION OF TRUST/TRUST INSTRUMENT] or By-Laws.

     Prior to any meeting of the holders of Acquired Fund Shares, the [ACQUIRED RIC] shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

     Prior to the Effective Time, the Acquiring Trust and the [ACQUIRED RIC] will receive an opinion of tax counsel substantially to the effect that: (1) the acquisition, pursuant to the Plan of Reorganization, by the Acquiring Fund of the assets of the Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(F) of the Code,
(2) no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund, (3) the tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, (4) the holding period of the assets of the Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund, (5) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund, (6) no gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares, (7) the basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor, and (8) the holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that, at the time of the exchange, the Acquired Fund Shares were held as capital assets.

                                   ARTICLE IV

                                  MISCELLANEOUS

     At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board (or appropriate officers of the Acquiring Trust or [ACQUIRED RIC] acting under the authority of the Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of either the Acquired Fund or the Acquiring Fund or the holders of Acquired Fund Shares or Acquiring Fund Shares or the Acquiring Trust or the [ACQUIRED RIC] or the holders of shares of the other Series of the Acquiring Trust or [ACQUIRED RIC].

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of ____________________.

[LOGO] ING PILGRIM

PILGRIM
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 21, 2002

The undersigned hereby instructs James M. Hennessy and Kimberly A. Anderson (Proxies) to vote the shares held by him/her at the Special Meeting of Shareholders of the Pilgrim Funds to be held at 8:00 a.m., local time, on February 21, 2002 at at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

TO VOTE BY TELEPHONE

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                     PLGM01   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS/TRUSTEES
RECOMMENDS THAT YOU VOTE FOR THE
     FOLLOWING PROPOSALS.

VOTE ON DIRECTORS/TRUSTEES                               FOR   WITHHOLD  FOR ALL     To withhold authority to vote, mark
                                                         ALL     ALL     EXCEPT      "For All Except" and write the nominee's
1.   To elect 12 members of the Boards of                                            number on the line below.
     Directors/Trustees to hold office until the
     election and qualification of their successors.

     Nominees:                                           [ ]     [ ]       [ ]       ---------------------------------------
     01) Paul S. Doherty, 02) J. Michael Earley,
     03) R. Barbara Gitenstein, 04) Walter H. May,
     05) Thomas J. McInerney, 06) Jock Patton,
     07) David W.C. Putnam, 08) Blaine E. Rieke,
     09) Robert C. Salipante, 10) John G. Turner,
     11) Roger B. Vincent, 12) Richard A. Wedemeyer

                                                         FOR   AGAINST   ABSTAIN
VOTE ON PROPOSALS

2.   Approval of amendments to Declarations of Trust     [ ]     [ ]       [ ]
     or Trust Instruments, as the case may be, for
     some of the Funds to, among other things, permit
     the Boards to determine the number of
     Directors/Trustees to the Funds.

3.   Approval of Plans of Reorganization to change       [ ]     [ ]       [ ]
     only the form of corporate organization of some
     of the Funds without changing the substance or
     investment aspects of the Funds.

4.   Confirmation of PricewaterhouseCoopers LLP as       [ ]     [ ]       [ ]
     current independent auditors of certain Funds.

5.   Confirmation of KPMG LLP as current independent     [ ]     [ ]       [ ]
     public accountant of certain Funds.

6.   Such other business as may properly come before     [ ]     [ ]       [ ]
     the Special Meeting or any adjournment(s) or
     postponement(s) thereof.

  YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.
PLEASE VOTE BY RETURNING YOUR PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID
          ENVELOPE. YOU MAY ALSO VOTE IN PERSON AT THE SPECIAL MEETING.


----------------------------------------     ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date     Signature (Joint Owners)            Date